ANNUAL REPORT
================================================================================

                                  1996
                                  1996
                                  1996   [Stock Photography]
                                  1996
                                  1994
                                         Smith Barney
                                         Investment
                                         Grade Bond
                                         Fund
                                         -------------------------------------
                                         December 31, 1996




                                 [Logo]  Smith Barney Mutual Funds
                                         Investing for your future.
                                         Every day.

---------------------------------------
Smith Barney Investment Grade Bond Fund
---------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Investment Grade Bond Fund for the year ended December 31, 1996. In this report, we have summarized the period's prevailing economic and market conditions. In addition, a more detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow in the annual report.

Fund Performance Update

For the year ended December 31, 1996, the Smith Barney Investment Grade Bond Fund generated a total return of -0.47% on Class A shares, underperforming its Lipper Peer Group Average of 2.49%. (Lipper Analytical Services, Inc. is a major fund tracking organization.) Because of our optimistic view both near term and long term, we have remained fully invested primarily in long maturity corporate bonds during 1996.

However, this aggressive investment strategy negatively impacted the Fund's performance as long-term interest rates rose from 5.95% in 1995 to 6.75% in 1996 and market volatility increased. In addition, this environment of rising interest rates with possibly higher inflation heightened investor concerns over the prospects of many of the Fund's holdings, particularly in two of our key industries -- airlines and aerospace & defense -- and that also hurt the Fund's performance. While the long-term maturity structure maintained in the Smith Barney Investment Bond Grade Fund may be more sensitive to interest rate fluctuations than more conservatively managed funds, we believe this strategy offers investors greater total return potential over the long term.

For the five-year period ended December 31, 1996, the Fund had an average annual total return for Class B shares of 9.11% exceeding the Lehman Aggregate Bond Index (an unmanaged index composed of Treasury issues, government issues, and corporate bonds) annual total return of 7.04% for the same period. In addition to providing shareholders with competitive total returns over the long term, the Fund continues to make monthly distributions of approximately $0.0615 per Class B share.

Market Update

In summarizing 1996 for many fixed-income investors, the famous novel entitled A Tale of Two Cities comes to mind. Perhaps a better title to describe recent market conditions would be A Tale of Two Economies. As we entered

1996, the consensus forecast was for a continuation of the very modest economic growth seen in 1995. During the first half of the year, U.S. economic growth, as measured by the Gross Domestic Product ("GDP"), showed surprising strength. Moreover, the jobless rate, another key economic indicator, rose slightly in January and then began to drop steadily. These economic reports suggested to many bond investors that the economy was expanding at a greater rate than previously expected. In this environment, 30 year U.S. Treasury Bond yields (a bellwether of long-term yields) rose rather quickly. For example, the 30 year Treasury Bond yield ended 1995 at 5.95% and by the spring of 1996 the yield exceeded 7%. One reason given by some market observers was that the long-awaited and much heralded inflationary spiral was just around the corner. In fact, many investors believed that a rate hike from the Federal Reserve was imminent.

However, during the second half of 1996, a different picture of the U.S. economy emerged. Previous fears of inflation proved to be unfounded as economic indicators demonstrated that growth slowed dramatically in the third quarter of 1996. The 30 year U.S. Treasury Bond yield fell into a 6.25% - 6.50% range. The monthly CPI (consumer price index) and the PPI (producer price index) reports indicated no noticeable increases in inflation. As 1996 ended, the 30 year U.S. Treasury Bond yield was 6.75%.

The corporate bond market during 1996 demonstrated better relative performance compared with U.S. Government securities. Major rating agencies continued to upgrade many issues because of moderate U.S. economic growth combined with improvements in corporate profitability. Those upgrades helped reduce the spread (i.e., incremental yield) of corporate bonds versus U.S. Government bonds.

Market Outlook

Looking ahead at 1997, we expect continued quarterly volatility in the rate of economic growth. Moreover, what we have learned from this six-year U.S. economic expansion is that labor costs should remain relatively flat because of corporate restructuring, higher worker productivity and technological advances. This means a U.S. economy with higher corporate profitability and relatively stable prices for consumers. Lastly, we believe that the Federal Reserve, under Chairman Alan Greenspan, will continue to follow a conservative monetary policy which is independent of political pressures.

On balance, our outlook for the next six months is positive. We believe the U.S. economy will continue along its present path of moderate growth with low inflation. While there may be periods of rising short-term and long-term interest rates, we expect long-term interest rates to decline which should prove to be beneficial for the markets.

Fund Strategy Update

We continue to focus on the following companies: AMR, Delta, UAL (airlines), Time Warner, Disney (entertainment and media), and Boeing and Lockheed Martin (aerospace & defense). In particular, we favor the airline industry because cost reductions have returned most airlines to profitability. In our view, the entertainment and media industries should benefit from ongoing technological breakthroughs and their formidable ability to compete in the vast global markets of Europe and Asia. The aerospace and defense industries are still consolidating as defense expenditures continue to decline. However, surviving companies in these industries are now bigger, better managed, and possess more resources. In addition, during the reporting period, we increased our financial services holdings by adding NationsBank and American General Insurance and we reduced our weighting in the retail sector with our sale of Woolworth bonds.

In closing, thank you for your investment in the Smith Barney Investment Grade Bond Fund. We look forward to continuing to help you achieve your investment goals.


Sincerely,


/s/ Heath B. McLendon                  /s/ George E. Mueller, Jr.


Heath B. McLendon                      George E. Mueller, Jr.
Chairman and                           Vice President and
Chief Executive Officer                Investment Officer



February 3, 1997

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
              Net Asset Value
            ------------------
            Beginning    End     Income    Capital Gain     Return      Total
Year Ended   of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
12/31/96     $13.25    $12.27     $0.76        $0.12        $0.00       (0.47)%
--------------------------------------------------------------------------------
12/31/95      10.67     13.25      0.89         0.16         0.00       35.29
--------------------------------------------------------------------------------
12/31/94      13.01     10.67      0.86         0.31         0.03       (8.95)
--------------------------------------------------------------------------------
12/31/93      11.89     13.01      0.89         0.14         0.00       18.45
--------------------------------------------------------------------------------
Inception*
  -12/31/92   11.67     11.89      0.14         0.00         0.01       3.25+
================================================================================
Total                             $3.54        $0.73        $0.04
================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
              Net Asset Value
            ------------------
            Beginning    End     Income    Capital Gain     Return      Total
Year Ended   of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
12/31/96     $13.25    $12.29     $0.68       $0.12          $0.00      (0.89)%
--------------------------------------------------------------------------------
12/31/95      10.67     13.25      0.83        0.16           0.00      34.63
--------------------------------------------------------------------------------
12/31/94      13.01     10.67      0.80        0.31           0.03      (9.41)
--------------------------------------------------------------------------------
12/31/93      11.89     13.01      0.83        0.14           0.00      18.06
--------------------------------------------------------------------------------
12/31/92      11.80     11.89      0.83        0.00           0.03       8.36
--------------------------------------------------------------------------------
12/31/91      10.43     11.80      0.87        0.00           0.00      22.50
--------------------------------------------------------------------------------
12/31/90      11.01     10.43      0.87        0.00           0.00       2.98
--------------------------------------------------------------------------------
12/31/89      10.33     11.01      0.87        0.00           0.00      15.57
--------------------------------------------------------------------------------
12/31/88      10.55     10.33      0.88        0.00           0.00       6.43
--------------------------------------------------------------------------------
12/31/87      12.91     10.55      1.12        0.89           0.00      (2.83)
================================================================================
Total                             $8.58       $1.62          $0.06
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
              Net Asset Value
            ------------------
            Beginning    End     Income    Capital Gain     Return      Total
Year Ended   of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
12/31/96     $13.26    $12.30     $0.69        $0.12         $0.00      (0.83)%
--------------------------------------------------------------------------------
12/31/95      10.67     13.26      0.83         0.16          0.00      34.74
--------------------------------------------------------------------------------
12/31/94      13.01     10.67      0.80         0.31          0.03      (9.41)
--------------------------------------------------------------------------------
Inception*
  -12/31/93   12.56     13.01      0.69         0.14          0.00      10.38+
================================================================================
Total                             $3.01        $0.73         $0.03
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------
              Net Asset Value
            ------------------
            Beginning    End     Income    Capital Gain     Return      Total
Year Ended   of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
Inception*
  -12/31/96  $13.03    $12.28     $0.72        $0.12         $0.00      1.01%+
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                             Without Sales Charge(1)
                                 -----------------------------------------------
                                 Class A      Class B       Class C      Class Y
================================================================================
Year Ended 12/31/96              (0.47)%      (0.89)%       (0.83)%        N/A
--------------------------------------------------------------------------------
Five Years Ended 12/31/96          N/A         9.11           N/A          N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/96           N/A         8.83           N/A          N/A
--------------------------------------------------------------------------------
Inception* through 12/31/96      10.25        11.39          7.83         1.01%+
================================================================================
                                               With Sales Charge(2)
                                 -----------------------------------------------
                                 Class A      Class B       Class C      Class Y
================================================================================
Year Ended 12/31/96              (4.92)%      (5.07)%       (1.76)%        N/A
--------------------------------------------------------------------------------
Five Years Ended 12/31/96          N/A         9.11           N/A          N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/96           N/A         8.83           N/A          N/A
--------------------------------------------------------------------------------
Inception* through 12/31/96       9.02        11.39          7.83         1.01%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                 Without Sales Charge(1)
================================================================================
Class A (Inception* through 12/31/96)                    49.96%
--------------------------------------------------------------------------------
Class B (12/31/86 through 12/31/96)                     117.11
--------------------------------------------------------------------------------
Class C (Inception* through 12/31/96)                    33.62
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/96)                     1.01+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSCdeclines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C and Y shares are November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class B Shares of the
                  Smith Barney Investment Grade Bond Fund vs.
               Lehman Brothers Long-Term Corporate Bond Index and
                     Lipper Corporate Debt A-Rated Average+
--------------------------------------------------------------------------------
                         December 1986 -- December 1996

 [The following table was represented as a line graph in the printed material.]

                  Smith Barney         Lehman Brothers
                Investment Grade     Long-Term Corporate      Lipper Corporate
                      Bond               Bond Index         Debt A-Rated Average
                ----------------     -------------------    --------------------
12/86                 10544                10000                   10000
12/87                  9051                10625                   10147
12/88                  9633                11522                   11212
12/89                 11133                13290                   12927
12/90                 11464                14217                   13764
12/91                 14044                15734                   16652
12/92                 15218                18384                   18207
12/93                 17966                21348                   20692
12/94                 16272                20534                   19500
12/95                 21906                24428                   24946
12/96                 21711                28491                   25069

+ Hypothetical illustration of $10,000 invested in Class B shares on December
  31, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1996. The Lehman Brothers Long-Term Corporate Bond Index is comprised of all publicly issued, fixed rate, non-convertible and dollar-denominated investment-grade corporate debt from a diverse range of industries with an average maturity of approximately 23 years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Corporate Debt A-Rated Average is composed of the Fund's peer group of 115 mutual funds as of December 31, 1996. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               December 31, 1996
--------------------------------------------------------------------------------
Portfolio Breakdown

 [The following table was represented as a pie graph in the printed material.]

               Aerospace/Defense                             7.4%
               Airlines                                      9.6%
               Automotive                                    8.2%
               Foods                                         6.5%
               Banking                                       6.5%
               Media Groups                                 10.2%
               Yankee Bonds                                  6.1%
               U.S. Government Obligations and Agencies      6.4%
               Entertainment                                 5.7%
               Beverages/(Alcoholic)                         5.7%
               Other Corporate Bonds and Notes              27.7%

Top Ten Bond Holdings by Issuer
                                                                Percentage of
                                                              Total Investments
================================================================================
U.S. Treasury Strip                                                  5.4%
Time Warner Inc.                                                     4.8
NationsBank Corp.                                                    4.7
General Motors Corp.                                                 4.3
American General Corp.                                               4.1
IBM Corp.                                                            4.1
AMR Corp.                                                            4.0
Ford Motor Co.                                                       3.9
News America Holdings Inc.                                           3.9
Delta Air Lines, Inc.                                                3.7
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1996
--------------------------------------------------------------------------------


     FACE
    AMOUNT     RATING                         SECURITY                                      VALUE
=====================================================================================================
CORPORATE BONDS AND NOTES -- 87.5%
=====================================================================================================
Aerospace/Defense -- 7.4%
  $18,500,000  AA       Boeing Co., Debentures, 6.875% due 10/15/43                      $17,390,000
    2,000,000  A*       Lockheed Martin, Debentures, 7.750% due 5/1/26                     2,087,500
   17,500,000  BBB      Loral Co., Debentures, 7.000% due 9/15/23                         16,581,250
-----------------------------------------------------------------------------------------------------
                                                                                          36,058,750
-----------------------------------------------------------------------------------------------------
Airlines -- 9.6%
                        AMR Corp., Debentures:
   12,500,000  Baa*       9.000% due 9/15/16                                              14,015,625
    4,500,000  Baa*       9.880% due 6/15/20                                               5,484,375
                        Delta Air Lines, Inc., Debentures:
   10,735,000  Baa*       9.000% due 5/15/16                                              11,915,850
    5,000,000  Baa*       9.750% due 5/15/21                                               5,943,750
    7,650,000  Baa*     United Airlines, Inc., Debentures, 9.750% due 8/15/21              9,036,563
-----------------------------------------------------------------------------------------------------
                                                                                          46,396,163
-----------------------------------------------------------------------------------------------------
Automotive -- 8.2%
   19,400,000  A+       Ford Motor Co., Debentures, 7.400% due 11/1/46                    19,084,750
   21,000,000  A-       General Motors Corp., Notes, 7.400% due 9/1/25                    20,606,250
-----------------------------------------------------------------------------------------------------
                                                                                          39,691,000
-----------------------------------------------------------------------------------------------------
Banking -- 6.5%
    8,500,000  A+       Banc One Corp., Debentures, 7.625% due 10/15/26                    8,606,250
   23,500,000  A-       NationsBank Corp., Debentures, 7.250% due 10/15/25                22,706,875
-----------------------------------------------------------------------------------------------------
                                                                                          31,313,125
-----------------------------------------------------------------------------------------------------
Beverages-Soft Drinks -- 4.3%
                        Coca Cola Enterprises Inc., Debentures:
   12,000,000  AA-        6.750% due 9/15/23                                              11,220,000
   10,000,000  AA-        6.950% due 11/15/26                                              9,562,500
-----------------------------------------------------------------------------------------------------
                                                                                          20,782,500
-----------------------------------------------------------------------------------------------------
Beverages-Alcoholic -- 5.7%
   11,000,000  AAA      Anheuser Busch Co., Debentures, 7.000% due 12/1/25                10,450,000
   18,300,000  A        Seagrams Co. Ltd., Debentures, 6.875% due 9/1/23                  16,996,125
-----------------------------------------------------------------------------------------------------
                                                                                          27,446,125
-----------------------------------------------------------------------------------------------------
Chemicals -- 0.3%
    1,500,000  AAA      Lyondell Petrochemicals Co., Debentures,
                        7.550% due 2/15/26                                                 1,460,625
-----------------------------------------------------------------------------------------------------
Consumer Products -- 1.1%
    6,000,000  BBB+     Fruit of the Loom, Inc., Debentures, 7.375% due 11/15/03           5,557,500
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                         SECURITY                                      VALUE
=====================================================================================================
Electronics/Computers -- 4.5%
  $21,000,000  A        IBM Corp., Debentures, 7.000% due 10/30/45                      $ 19,766,250
    2,000,000  A        Johnson Controls Inc., Debentures, 6.950% due 12/1/45              1,885,000
-----------------------------------------------------------------------------------------------------
                                                                                          21,651,250
-----------------------------------------------------------------------------------------------------
Entertainment -- 5.7%
   12,000,000  AA-      Paramount Communications, Inc., Sr. Debentures,
                        7.500% due 7/15/23                                                10,680,000
   17,000,000  A        The Walt Disney Corp., Sr. Debentures,
                        7.550% due 7/15/2093                                              17,000,000
-----------------------------------------------------------------------------------------------------
                                                                                          27,680,000
-----------------------------------------------------------------------------------------------------
Foods -- 6.5%
   16,750,000  BBB+     Borden Inc., Notes, 7.875% due 2/15/23                            14,698,125
   16,000,000  A-       Ralston Purina Co., Debentures, 8.125% due 2/1/23                 16,860,000
-----------------------------------------------------------------------------------------------------
                                                                                          31,558,125
-----------------------------------------------------------------------------------------------------
Healthcare -- 2.5%
   12,295,000  A-       Columbia/HCA Healthcare, Debentures,
                        7.500% due 11/15/2095                                             12,218,156
-----------------------------------------------------------------------------------------------------
            Insurance -- 4.1%
   20,000,000  AAA      American General Corp., Debentures, 7.500% due 7/15/25            20,050,000
-----------------------------------------------------------------------------------------------------
Media Groups -- 10.2%
   17,500,000  A        CBS Inc., Notes, 7.125% due 11/1/23                               14,634,375
   10,500,000  BBB+     Harcourt General Cinema, Debentures, 8.875% due 6/1/22            11,668,125
                        Time Warner Inc. Debentures:
   19,000,000  BBB-       9.150% due 2/1/23                                               20,638,750
    2,500,000  BBB-       8.375% due 7/15/33                                               2,521,875
-----------------------------------------------------------------------------------------------------
                                                                                          49,463,125
-----------------------------------------------------------------------------------------------------
Metals & Mining -- 2.2%
   10,000,000  BBB      Asarco Inc., Debentures, 8.500% due 5/1/25                        10,587,500
-----------------------------------------------------------------------------------------------------
Oil-Exploration & Production -- 2.0%
    9,500,000  BBB      Apache Corp., Debentures, 7.625% due 11/1/2096                     9,488,125
-----------------------------------------------------------------------------------------------------
Paper & Forest Products -- 1.5%
                        Georgia-Pacific Corp., Debentures:
      500,000  BBB-       9.625% due 3/15/22                                                 550,000
    7,000,000  BBB-       7.375% due 12/01/25                                              6,580,000
-----------------------------------------------------------------------------------------------------
                                                                                           7,130,000
-----------------------------------------------------------------------------------------------------
Publishing -- 4.3%
   20,000,000  AAA      News America Holdings Inc., Notes, 7.750% due 12/1/45             18,800,000
    2,000,000  A+       Times Mirror Co., Debentures, 7.250% due 11/15/2096                1,955,000
-----------------------------------------------------------------------------------------------------
                                                                                          20,755,000
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                         SECURITY                                      VALUE
=====================================================================================================
Super National Entity -- 0.9%
  $42,860,000  Aaa*     International Bank for Reconstruction and Development,
                        zero coupon due 7/15/29                                         $  4,446,725
-----------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $420,167,345)                                           423,733,794
=====================================================================================================
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES -- 6.4%
  170,000,000  Aaa*     U.S. Treasury Strip, zero coupon due 2/15/25                      26,001,500
                        Financing Corp., Strips, Series 19:
    2,400,000  NR         Zero coupon due 12/6/18                                            504,527
   21,400,000  NR         Zero coupon due 6/6/19                                           4,322,800
-----------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS
                        AND AGENCIES (Cost -- $30,122,903)                                30,828,827
=====================================================================================================
YANKEE BONDS -- 6.1%
                        British Columbia, Province of Canada, Debentures:
    2,000,000  AAA        6.500% due 1/15/26                                               1,860,000
    3,000,000  AAA        7.250% due 9/1/36                                                3,060,000
                        Hydro-Quebec Debentures:
    1,600,000  A+         Series HE, 8.625% due 6/15/29                                    1,800,000
   15,000,000  A+         Series HH, 8.500% due 12/1/29                                   16,650,000
    1,000,000  A          Series HI, 9.375% due 4/15/30                                    1,213,750
    5,000,000  BBB+     Newfoundland, Province of Canada, Debentures,
                        7.320% due 10/13/23                                                4,937,500
-----------------------------------------------------------------------------------------------------
                        TOTAL YANKEE BONDS
                        (Cost -- $27,281,300)                                             29,521,250
=====================================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $477,571,548**)                                        $484,083,871
=====================================================================================================

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 11 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard &Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA    -- Debt rated "AAA"' has the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in small degree.
A      -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B  -- Debt rated "BB" and "B" is regarded, on balance, as predominantly and CCC speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A      -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $477,571,548)                    $484,083,871
   Receivable for Fund shares sold                                     655,069
   Interest receivable                                               8,704,293
--------------------------------------------------------------------------------
   Total Assets                                                    493,443,233
--------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                   3,307,880
   Investment advisory fees payable                                    193,205
   Administration fees payable                                          85,829
   Distribution fees payable                                            81,804
   Payable for Fund shares purchased                                   413,623
   Accrued expenses                                                    129,822
--------------------------------------------------------------------------------
   Total Liabilities                                                 4,212,163
--------------------------------------------------------------------------------
Total Net Assets                                                  $489,231,070
================================================================================
NET ASSETS:
   Par value of capital shares                                    $     39,837
   Capital paid in excess of par value                             471,251,242
   Overdistributed net investment income                                (7,345)
   Accumulated net realized gain on security transactions           11,435,013
   Net unrealized appreciation of investments                        6,512,323
--------------------------------------------------------------------------------
Total Net Assets                                                  $489,231,070
================================================================================
Shares Outstanding:
   Class A                                                          16,782,817
   -----------------------------------------------------------------------------
   Class B                                                          21,027,741
   -----------------------------------------------------------------------------
   Class C                                                             546,770
   -----------------------------------------------------------------------------
   Class Y                                                           1,479,476
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                       $12.27
   -----------------------------------------------------------------------------
   Class B*                                                             $12.29
   -----------------------------------------------------------------------------
   Class C**                                                            $12.30
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                       $12.28
   -----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.71% of net asset value per share)            $12.85
================================================================================
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                       $ 37,275,659
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                        2,551,546
   Investment advisory fees (Note 2)                                 2,198,162
   Administration fees (Note 2)                                        976,938
   Shareholder and system servicing fees                               382,961
   Registration fees                                                    70,000
   Shareholder communications                                           60,000
   Directors' fees                                                      36,978
   Audit and legal                                                      30,000
   Custody                                                              21,438
   Other                                                                33,806
--------------------------------------------------------------------------------
   Total Expenses                                                    6,361,829
--------------------------------------------------------------------------------
Net Investment Income                                               30,913,830
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                           228,597,573
     Cost of securities sold                                       210,738,525
--------------------------------------------------------------------------------
   Net Realized Gain                                                17,859,048
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                              60,111,981
     End of year                                                     6,512,323
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                         (53,599,658)
--------------------------------------------------------------------------------
Net Loss on Investments                                            (35,740,610)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (4,826,780)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                 1996               1995
=============================================================================================
OPERATIONS:
  Net investment income                                      $  30,913,830      $  30,379,334
  Net realized gain                                             17,859,048          5,326,832
  Increase (decrease) in net unrealized appreciation           (53,599,658)       101,641,373
---------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations             (4,826,780)       137,347,539
---------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                        (28,812,734)       (32,487,427)
  Net realized gains                                            (4,763,509)        (6,128,106)
---------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions To Shareholders                              (33,576,243)       (38,615,533)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                              95,481,067         87,249,088
  Net asset value of shares issued for
    reinvestment of dividends                                   24,865,353         25,423,076
  Cost of shares reacquired                                   (111,387,406)       (96,181,787)
---------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                      8,959,014         16,490,377
---------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                              (29,444,009)       115,222,383
NET ASSETS:
  Beginning of year                                            518,675,079        403,452,696
---------------------------------------------------------------------------------------------
  End of year*                                                $489,231,070       $518,675,079
=============================================================================================
* Includes overdistributed net investment income of:               $(7,345)       $(2,108,093)
=============================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Investment Grade Bond Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and four other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Special Equities Fund, Smith Barney Managed Growth Fund and Smith Barney Growth Opportunity Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Portfolio pays SBMFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $500 million and 0.42% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended December 31, 1996, SB received sales charges of approximately $182,000 on sales of the Portfolio's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended December 31, 1996, CDSCs paid to SB were approximately:

                                                         Class B       Class C
================================================================================
CDSCs                                                   $422,000       $1,000
================================================================================

     Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 1996, total Distribution Plan fees incurred were:

                                          Class A        Class B       Class C
================================================================================
Distribution Plan Fees                   $524,533      $1,986,537      $40,476
================================================================================

     All officers and one Director of the Fund are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     3. INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $238,467,957
--------------------------------------------------------------------------------
Sales                                                               228,597,573
================================================================================

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                    $ 16,533,773)*
Gross unrealized depreciation                                     (10,021,450)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $  6,512,323*
================================================================================
* Substantially the same for Federal income tax purposes.

     4. REPURCHASE AGREEMENTS

     The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. CAPITAL SHARES

     At December 31, 1996, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At December 31, 1996, total paid-in capital amounted to the following for each class:

                            Class A        Class B       Class C      Class Y
================================================================================
Total Paid-in Capital    $187,761,004   $259,158,699   $6,620,214   $17,751,162
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                               Year Ended                          Year Ended
                                           December 31, 1996*                   December 31, 1995
                                       -------------------------            -------------------------
                                       Shares             Amount            Shares             Amount
=========================================================================================================
Class A
Shares sold                          2,058,458        $ 25,299,353         1,607,785        $ 19,821,590
Shares issued on reinvestment          991,797          12,112,796         1,002,331          12,111,574
Shares redeemed                     (3,352,017)        (40,540,251)       (2,523,526)        (30,346,445)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (301,762)       $ (3,128,102)           86,590        $  1,586,719
=========================================================================================================
Class B
Shares sold                          3,938,648        $ 48,026,162         5,310,407        $ 63,978,854
Shares issued on reinvestment        1,016,702          12,428,663         1,087,231          13,196,188
Shares redeemed                     (5,704,337)        (69,325,860)       (5,346,794)        (64,605,561)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (748,987)       $ (8,871,035)        1,050,844        $ 12,569,481
=========================================================================================================
Class C
Shares sold                            362,134        $  4,404,390           283,140        $  3,448,644
Shares issued on reinvestment           26,633             323,894             9,409             115,314
Shares redeemed                       (126,244)         (1,521,295)         (101,992)         (1,229,781)
---------------------------------------------------------------------------------------------------------
Net Increase                           262,523        $  3,206,989           190,557        $  2,334,177
=========================================================================================================
Class Y
Shares sold                          1,479,476        $ 17,751,162              --                  --
---------------------------------------------------------------------------------------------------------
Net Increase                         1,479,476        $ 17,751,162              --                  --
=========================================================================================================

* For Class Y shares, transactions are for the period from February 7, 1996 (inception date) to December 31, 1996.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class A Shares                                 1996         1995(1)         1994(1)         1993(1)         1992(2)
======================================================================================================================
Net Asset Value, Beginning of Year           $  13.25      $  10.67        $  13.01        $  11.89        $  11.67
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.80          0.83            0.74            0.88            0.14
  Net realized and unrealized gain (loss)       (0.90)         2.80           (1.88)           1.27            0.23
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.10)         3.63           (1.14)           2.15            0.37
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.76)        (0.89)          (0.86)          (0.88)          (0.14)
  Overdistribution of net
    investment income                             --            --              --            (0.01)            --
  Net realized gains                            (0.12)        (0.16)          (0.31)          (0.14)            --
  Capital                                         --            --            (0.03)            --            (0.01)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.88)        (1.05)          (1.20)          (1.03)          (0.15)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  12.27      $  13.25        $  10.67        $  13.01        $  11.89
----------------------------------------------------------------------------------------------------------------------
Total Return                                    (0.47)%       35.29%          (8.95)%         18.45%           3.25%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $206,002      $226,373        $181,334        $ 10,136        $    933
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                    1.04%         1.11%           1.11%           1.11%           1.03%+
  Net investment income                          6.63          7.02            7.35            6.67            7.53+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            48%           49%             18%             65%             47%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed method does not accord with results of operations.
(2) For the period from November 6, 1992 (inception date) to December 31, 1992.
(3) For the year ended December 31, 1992, the expense ratio excludes interest expense. The expense ratio including interest expense would have been 1.04% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class B Shares                                 1996         1995(1)       1994(1)       1993(1)        1992
===============================================================================================================
Net Asset Value, Beginning of Year           $  13.25      $  10.67      $  13.01      $  11.89      $  11.80
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.74          0.77          0.82          0.80          0.83
  Net realized and unrealized gain (loss)       (0.90)         2.80         (2.02)         1.29          0.12
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.16)         3.57         (1.20)         2.09          0.95
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.68)        (0.83)        (0.80)        (0.82)        (0.83)
  Overdistribution of net
    investment income                            --            --            --           (0.01)         --
  Net realized gains                            (0.12)        (0.16)        (0.31)        (0.14)         --
  Capital                                        --            --           (0.03)         --           (0.03)
---------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.80)        (0.99)        (1.14)        (0.97)        (0.86)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  12.29      $  13.25      $  10.67      $  13.01      $  11.89
---------------------------------------------------------------------------------------------------------------
Total Return                                    (0.89)%       34.63%        (9.41)%       18.06%         8.36%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $258,331      $288,533      $221,120      $476,088      $431,783
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                    1.54%         1.61%         1.57%         1.58%         1.57%
  Net investment income                          6.13          6.51          6.89          6.20          6.99
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            48%           49%           18%           65%           47%
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed method does not accord with results of operations.
(2) For the year ended December 31, 1992, the expense ratio excludes interest expense. The expense ratio including interest expense was 1.58%.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class C Shares                                   1996        1995(1)         1994(1)         1993(1)(2)
========================================================================================================
Net Asset Value, Beginning of Year             $  13.26      $  10.67        $  13.01        $  12.56
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            0.75          0.78            0.75            0.63
  Net realized and unrealized gain (loss)         (0.90)         2.80           (1.95)           0.65
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.15)         3.58           (1.20)           1.28
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.69)        (0.83)          (0.80)          (0.68)
  Overdistribution of net investment income        --            --              --             (0.01)
  Net realized gains                              (0.12)        (0.16)          (0.31)          (0.14)
  Capital                                          --            --             (0.03)           --
--------------------------------------------------------------------------------------------------------
Total Distributions                               (0.81)        (0.99)          (1.14)          (0.83)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.30      $  13.26        $  10.67        $  13.01
--------------------------------------------------------------------------------------------------------
Total Return                                      (0.83)%       34.74%          (9.41)%         10.38%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $  6,724      $  3,769        $    999        $    208
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.42%         1.56%           1.57%           1.61%+
  Net investment income                            6.28          6.55            6.89            6.17+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              48%           49%             18%             65%
========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed method does not accord with results of operations.
(2) For the period from February 26, 1993 (inception date) to December 31,
    1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class Y Shares                                                          1996(1)
================================================================================
Net Asset Value, Beginning of Year                                     $ 13.03
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                                   0.75
  Net realized and unrealized loss                                       (0.66)
--------------------------------------------------------------------------------
Total Income From Operations                                              0.09
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                  (0.72)
  Net realized gains                                                     (0.12)
--------------------------------------------------------------------------------
Total Distributions                                                      (0.84)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                           $ 12.28
--------------------------------------------------------------------------------
Total Return++                                                            1.01%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                         $18,174
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                                0.72%
  Net investment income                                                   7.34
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                     48%
================================================================================
(1) For the period from February 7, 1996 (inception date) to December 31, 1996. ++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. as of December 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1994 were audited by other auditors whose report thereon, dated February 10, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the years in the two-year period year then ended, in conformity with generally accepted accounting principles.


                                  /s/ KPMG Peat Marwick LLP


New York, New York
February 18, 1997

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     The Fund paid distributions of $3,172,505 from long-term capital gains. 83.82% of long-term capital gains are in excess of two years. A total of 2.46% of the ordinary dividends paid by the Fund have been derived from federal obligations and may be exempt from taxation at the state level.

Smith Barney                                                        SMITH BARNEY
Investment                                                          ------------
Grade Bond                                      A Member of TravelersGroup[Logo]
Fund

Directors
Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Allan R. Johnson
Frank G. Hubbard
Heath B. McLendon, Chairman
Ken Miller
John F. White

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

George E. Mueller Jr.
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for
the general information of the
shareholders of Smith Barney
Investment Grade Bond Fund. It is not
authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent infor-mation.

Smith Barney
Investment
Grade Bond
Fund
388 Greenwich Street
New York, New York 10013

FD0317 2/97




ANNUAL REPORT


1996
1996
1996
1996
1996


SMITH BARNEY
GOVERNMENT
SECURITIES
FUND

-----------------
December 31, 1996

[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
SMITH BARNEY GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Government Securities Fund (the "Fund") for the year ended December 31, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow in the report.

Fund Performance Update

For the year ended December 31, 1996, the Fund's Class A shares had a total return of 1.96%, which was above its Lipper Analytical Services, Inc. peer group total return average of 1.72%. (Lipper is an independent fund tracking organization.) Moreover, over the past twelve months, the Fund distributed dividends totaling $0.59 per Class A share.

Market Update and Outlook

In our view, one of the most important events for the market in 1996 was the unexpected strength of the U.S. economy during the first half of the year and weaker economic growth during the second half. In addition to President Clinton's re-election and Congress maintaining its Republican majority, other significant market events in 1996 include the U.S. Treasury's plans to introduce inflation-indexed securities, the Boskin Report that suggests inflation may be roughly 1% lower than previously reported, and Russian President Boris Yeltsin surviving both medically and politically.

Looking ahead to 1997, we believe there may be some possible (although not necessarily probable) market challenges on the horizon such as:

    -- Data that indicates moderate to weaker economic growth
    -- Continued partisan ethics probes that negatively impact our political leaders
    -- U.S. dollar coming under short-term pressure because of a failure to put in place a credible fiscal plan
    -- Renewed tension in the Middle East -- possibly oil related
    -- Political problems resurfacing in Russia

In our opinion, the yield on the 30 Year U.S. Treasury bond should remain in a broad range of 6%-7%. However, if any of the expected 1997 events outlined above take place, the yield could temporarily rise above the 7% level.

Ultimately, we believe this would represent a buying opportunity because U.S. economic fundamentals do not, in our view, warrant higher rates. The section below shows how yields have changed during the reporting period.

Yields from U.S. Treasuries

                                         12/31/95   12/31/96
                                         --------   --------

          2 Year U.S. Treasury Note        5.15%      5.87%
          3 Year U.S. Treasury Note        5.21       6.01
          5 Year U.S. Treasury Note        5.37       6.21
         10 Year U.S. Treasury Bond        5.57       6.42
         30 Year U.S. Treasury Bond        5.95       6.64

Portfolio's Investment Strategy

As interest rates rose during the first half of 1996, we slowly reduced the Fund's weighting in mortgage-backed securities and increased our U.S. Treasury holdings (specifically zero coupon Treasury strips and 10 Year Treasuries). During September through November, these actions paid off as interest rates declined. In early December, we sold the Fund's longer-maturity zero coupon Treasury strips and some 10 Year Treasuries and purchased 5 Year Treasuries and mortgage-backed securities on the belief that interest rates had temporarily declined as much as they would.

In closing, thank you for investing in the Smith Barney Government Securities Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon           /s/ James E. Conroy

Heath B. McLendon               James E. Conroy
Chairman and                    Vice President and
Chief Executive Officer         Investment Officer

January 15, 1997

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
 Year                 Beginning    End      Income     Capital Gain   Return      Total
Ended                  of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
12/31/96                 $ 9.77   $ 9.34    $0.59         $0.00       $0.01          1.96%
------------------------------------------------------------------------------------------
12/31/95                   9.17     9.77     0.69          0.00        0.00         14.50
------------------------------------------------------------------------------------------
12/31/94                  10.01     9.17     0.49          0.00        0.07         (2.76)
------------------------------------------------------------------------------------------
12/31/93                   9.69    10.01     0.72          0.00        0.00         10.87
------------------------------------------------------------------------------------------
Inception* -
     12/31/92              9.56     9.69     0.08          0.00        0.02          2.41+
==========================================================================================
Total                                       $2.57         $0.00       $0.10
==========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                     ------------------
 Year                Beginning    End      Income     Capital Gain     Return      Total
Ended                 of Year    of Year  Dividends  Distributions    of Capital  Returns(1)
===========================================================================================
12/31/96             $ 9.81     $ 9.38     $0.54        $0.00         $0.01        1.42%
-------------------------------------------------------------------------------------------
12/31/95               9.17       9.81      0.60         0.00          0.00       13.87
-------------------------------------------------------------------------------------------
12/31/94              10.01       9.17      0.45         0.00          0.07       (3.25)
-------------------------------------------------------------------------------------------
12/31/93               9.68      10.01      0.67         0.00          0.00       10.45
-------------------------------------------------------------------------------------------
12/31/92               9.81       9.68      0.53         0.00          0.11        5.45
-------------------------------------------------------------------------------------------
12/31/91               9.11       9.81      0.63         0.00          0.08       16.28
-------------------------------------------------------------------------------------------
12/31/90               9.25       9.11      0.68         0.00          0.06        6.99
-------------------------------------------------------------------------------------------
12/31/89               8.75       9.25      0.70         0.00          0.03       14.58
-------------------------------------------------------------------------------------------
12/31/88               8.90       8.75      0.74         0.00          0.00        6.75
-------------------------------------------------------------------------------------------
12/31/87              10.41       8.90      0.51         0.45          0.00       (5.27)
===========================================================================================
Total                                      $6.05        $0.45         $0.36
===========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                     ------------------
 Year                Beginning    End     Income     Capital Gain      Return      Total
Ended                 of Year    of Year  Dividends  Distributions    of Capital  Returns(1)
============================================================================================
12/31/96              $ 9.81     $ 9.38    $0.55        $0.00           $0.01       1.47%
--------------------------------------------------------------------------------------------
12/31/95                9.17       9.81     0.61         0.00            0.00      13.93
--------------------------------------------------------------------------------------------
12/31/94               10.01       9.17     0.45         0.00            0.07      (3.25)
--------------------------------------------------------------------------------------------
Inception* -
  12/31/93              9.90      10.01     0.61         0.00            0.00       7.36+
============================================================================================
Total                                      $2.22        $0.00           $0.08
============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------


                   Net Asset Value
                 --------------------
 Year            Beginning      End      Income      Capital Gain       Return         Total
Ended             of Year     of Year   Dividends   Distributions      of Capital     Returns(1)
================================================================================================
Inception* -
   12/31/96        $9.71       $9.34      $0.56         $0.00            $0.01          2.30%+
================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND
CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                    Without Sales Charge(1)
                                              ---------------------------------------------
                                              Class A         Class B     Class C   Class Y
===========================================================================================
Year Ended 12/31/96                            1.96%           1.42%       1.47%      N/A
-------------------------------------------------------------------------------------------
Five Years Ended 12/31/96                       N/A            5.43         N/A       N/A
-------------------------------------------------------------------------------------------
Ten Years Ended 12/31/96                        N/A            6.50         N/A       N/A
-------------------------------------------------------------------------------------------
Inception* through 12/31/96                    6.32            8.04        4.87      2.30%+
===========================================================================================

                                                               With Sales Charge(2)
                                              ----------------------------------------
                                              Class A    Class B     Class C   Class Y
======================================================================================
Year Ended 12/31/96                           (2.62)%    (2.89)%      0.52%      N/A
--------------------------------------------------------------------------------------
Five Years Ended 12/31/96                       N/A       5.26         N/A       N/A
--------------------------------------------------------------------------------------
Ten Years Ended 12/31/96                        N/A       6.50         N/A       N/A
--------------------------------------------------------------------------------------
Inception* through 12/31/96                    5.15       8.04        4.87      2.30%+
======================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                Without Sales Charge(1)
=======================================================================
Class A (Inception* through 12/31/96)                   29.01%
-----------------------------------------------------------------------
Class B (12/31/86 through 12/31/96)                     87.69
-----------------------------------------------------------------------
Class C (Inception* through 12/31/96)                   20.41
-----------------------------------------------------------------------
Class Y (Inception* through 12/31/96)                    2.30+
=======================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, C and Y shares are November 6, 1992, March 20, 1984, February 4, 1993, and February 7, 1996, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class B Shares of
                  the Smith Barney Government Securities Fund
                   vs. Lehman Brothers Government Bond Index
            and Lipper General U.S. Government Peer Group Average+
--------------------------------------------------------------------------------

                        December 1986 -- December 1996

                                   [GRAPHIC]

         Smith Barney           Lehman Brother      Lipper General
         Government             Government          U.S. Government
         Securities Fund        Bond Index          Peer Group Average
--------------------------------------------------------------------------
12/86       $10,000               $10,000                $10,000
12/87         9,731                10,219                 10,060
12/88        10,387                10,938                 10,731
12/89        11,902                12,494                 12,068
12/90        12,734                13,582                 13,045
12/91        14,808                15,662                 14,941
12/92        15,614                16,794                 15,900
12/93        17,247                18,584                 17,384
12/94        16,698                17,955                 16,602
12/95        19,014                21,248                 19,512
12/96        18,769                21,838                 19,847

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1996. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The Lipper General U.S. Government Peer Group Average is composed of the Fund's peer group of 181 mutual funds investing in U.S. government securities as of December 31, 1996. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               December 31, 1996
--------------------------------------------------------------------------------

Portfolio Breakdown

Mortgage-Backed Securities                         17.6%
U.S. Treasury Obligations                          57.1%
Call Option and Repurchase Agreement               25.3%


U.S. Treasury Obligations are debt obligations of the United States Government. They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury notes, bills and bonds.

Mortgage-Backed Securities are debt securities issued by the U.S. Government agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT                        SECURITY                                             VALUE
==============================================================================================
U. S. TREASURY OBLIGATIONS -- 57.1%
$    49,000,000    U.S. Treasury Notes, 5.875% due 11/30/01+                      $ 48,310,080
    332,000,000    U.S. Treasury Notes, 6.500% due 10/15/06+ +++                   333,865,840
     85,130,000    U.S. Treasury Strips, zero coupon due 11/15/09                   36,181,952
----------------------------------------------------------------------------------------------
                   TOTAL U. S. TREASURY OBLIGATIONS
                   (Cost -- $422,697,386)                                          418,357,872
==============================================================================================
MORTGAGE-BACKED SECURITIES -- 17.6%
            829    FNMA 30 Year, 8.000% due 6/1/07                                         854
    102,000,000    FNMA Principal Strips, zero coupon due 10/9/19                   20,920,200
        136,761    GNMA 30 Year, 11.000% due 10/15/10*                                 152,744
         32,652    GNMA 30 Year, 10.000% due 3/15/16                                    35,806
         62,700    GNMA 30 Year, 10.500% due 3/15/16                                    69,342
    100,026,023    GNMA 30 Year, 9.000% due 12/15/17+++                            106,964,829
        328,987    GNMA 30 Year, 9.500% due 5/15/20*                                   355,613
----------------------------------------------------------------------------------------------
                   TOTAL MORTGAGE-BACKED SECURITIES
                   (Cost -- $125,307,418)                                          128,499,388
==============================================================================================
REPURCHASE AGREEMENT -- 25.3%
    185,150,000    Morgan Stanley Group, Inc., 6.150% due 1/7/97;
                   Proceeds at maturity -- $185,371,409;
                   (Fully collateralized by the following:
                      FNMA Pool 296042, 6.085% due 12/1/33;
                        Market value -- $139,615,568;
                      FNMA Pool 315992, 6.234% due 5/1/25;
                        Market value -- $49,236,735;
                      Total Market value -- $188,852,303) (Cost -- $185,150,000)   185,150,000
==============================================================================================
     SHARES                         SECURITY                                         VALUE
==============================================================================================
CALL OPTION -- 0.0%
       2,000   U.S. Treasury Long Bond Call @ 124, Expires 2/22/97
               (Cost -- $332,187)                                                       32,000
==============================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $733,486,991**)                                           $732,039,260
==============================================================================================

 +   Security partially serves as collateral for reverse repurchase agreements.
+++ Security has been partially segregated by custodian to cover open commitments.
  * Date shown represents the last in range of maturity dates of mortgage certificates owned.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $548,336,991)                             $546,889,260
  Repurchase agreement (Cost -- $185,150,000)                               185,150,000
  Receivable for Fund shares sold                                             1,161,234
  Interest receivable                                                         5,648,051
----------------------------------------------------------------------------------------
  Total Assets                                                              738,848,545
----------------------------------------------------------------------------------------
LIABILITIES:
  Reverse repurchase agreements (Note 6)                                    186,150,000
  Payable for Fund shares purchased                                             467,068
  Investment advisory fees payable                                              166,753
  Payable to bank                                                               125,194
  Administration fees payable                                                    98,838
  Distribution fees payable                                                      71,405
  Interest payable                                                               26,630
  Accrued expenses                                                              175,999
----------------------------------------------------------------------------------------
  Total Liabilities                                                         187,281,887
----------------------------------------------------------------------------------------
Total Net Assets                                                           $551,566,658
========================================================================================
NET ASSETS:
  Par value of capital shares                                              $     59,006
  Capital paid in excess of par value                                       621,905,888
  Accumulated net realized loss from security transactions,
    futures contracts and options                                           (68,950,505)
  Net unrealized depreciation of investments and options                     (1,447,731)
----------------------------------------------------------------------------------------
Total Net Assets                                                           $551,566,658
========================================================================================
Shares Outstanding:
  Class A                                                                    41,615,632
  --------------------------------------------------------------------------------------
  Class B                                                                    12,991,397
  --------------------------------------------------------------------------------------
  Class C                                                                       153,878
  --------------------------------------------------------------------------------------
  Class Y                                                                     4,245,386
  --------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                  $9.34
  --------------------------------------------------------------------------------------
  Class B*                                                                        $9.38
  --------------------------------------------------------------------------------------
  Class C**                                                                       $9.38
  --------------------------------------------------------------------------------------
  Class Y (and redemption price)                                                  $9.34
  --------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 4.71% of net asset value per share)                    $9.78
========================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Operations                    For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                            $ 44,682,561
  Less: Interest expense (Note 6)                                       (4,722,559)
-----------------------------------------------------------------------------------
  Total Investment Income                                               39,960,002
-----------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                             2,057,005
  Investment advisory fees (Note 2)                                      1,979,639
  Administration fees (Note 2)                                           1,131,222
  Shareholder and system servicing fees                                    424,482
  Shareholder communications                                                90,000
  Registration fees                                                         70,001
  Director's fees                                                           37,601
  Audit and legal                                                           37,034
  Custody                                                                   30,501
  Other                                                                     15,213
-----------------------------------------------------------------------------------
  Total Expenses                                                         5,872,698
-----------------------------------------------------------------------------------
Net Investment Income                                                   34,087,304
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
OPTIONS (NOTES 3, 7 AND 8):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)              2,995,950
    Futures contracts                                                       56,578
    Options purchased                                                     (983,646)
-----------------------------------------------------------------------------------
  Net Realized Gain                                                      2,068,882
-----------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Options:
    Beginning of year                                                   25,599,781
    End of year                                                         (1,447,731)
-----------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                              (27,047,512)
-----------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Options                 (24,978,630)
-----------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $  9,108,674
===================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                              1996                 1995
===========================================================================================
OPERATIONS:
  Net investment income                                 $  34,087,304         $  42,959,653
  Net realized gain                                         2,068,882            12,784,089
  Increase (decrease) in net unrealized appreciation      (27,047,512)           29,027,947
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                    9,108,674            84,771,689
--------------------------------------------------------------------------------------------
DISTRIBUTION TO
SHAREHOLDERS FROM:
  Net investment income                                   (34,910,628)          (43,905,023)
  Capital                                                    (592,035)                   --
--------------------------------------------------------------------------------------------
  Decrease In Net Assets From
    Distributions To Shareholders                         (35,502,663)          (43,905,023)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                         69,365,690            25,672,666
  Net asset value of shares issued for
    reinvestment of dividends                              22,924,466            29,237,388
  Cost of shares reacquired                              (125,806,899)         (140,055,055)
--------------------------------------------------------------------------------------------
  Decrease In Net Assets From Fund
    Share Transactions                                    (33,516,743)          (85,145,001)
--------------------------------------------------------------------------------------------
Decrease In Net Assets                                    (59,910,732)          (44,278,335)
NET ASSETS:
  Beginning of year                                       611,477,390           655,755,725
--------------------------------------------------------------------------------------------
  End of year*                                           $551,566,658          $611,477,390
============================================================================================
*   Includes overdistributed net investment income of:             --             $(945,370)
============================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     The Smith Barney Government Securities Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and four other separate investment portfolios: Smith Barney Investment Grade Bond, Smith Barney Special Equities, Smith Barney Managed Growth and Smith Barney Growth Opportunity Funds. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. Government and Government Agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general portfolio expenses are allocated on the basis of the relative net assets; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications are made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses and overdistributed net investment income amounting to $146,694,392 and $1,768,694 have been reclassified to paid-in capital respectively. Net investment income, net realized gains and net assets

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

were not affected by this change; (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (l) certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected by this change.

     2. Investment Advisory Agreement, Administration
        Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Portfolio pays SBMFM an advisory fee calculated at the following annual rates of average daily net assets: 0.35% up to $2 billion, 0.30% of the next $2 billion, 0.25% of the next $2 billion, 0.20% of the next $2 billion and then 0.15% of the remaining average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM acts as the Fund's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended December 31, 1996, SB received sales charges of approximately $65,000 on sales of the Portfolio's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended December 31, 1996, CDSCs paid to SB for Class B shares were approximately $305,000.

     Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class,

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

respectively. For the year ended December 31, 1996, total Distribution Plan fees incurred were:

                                                  Class A    Class B    Class C
===============================================================================
Distribution Plan Fees                          $1,026,748  $1,021,716   $8,541
===============================================================================

     All officers and one Director of the Fund are employees of SB.

     3. Investments

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                        $2,375,634,209
-------------------------------------------------------------------------------
Sales                                                             2,392,742,077
-------------------------------------------------------------------------------

     At December 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:

===============================================================================
Gross unrealized appreciation                                     $ 6,184,367 *
Gross unrealized depreciation                                      (7,632,098)*
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $(1,447,731)*
===============================================================================

*  Substantially the same for Federal income tax purposes.

     4. Capital Loss Carryforward

     At December 31, 1996, the Portfolio had, for Federal tax purposes, approximately $69,251,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                             2002        2003
===============================================================================
Capital Loss Carryforward                                 $69,056,000  $195,000
===============================================================================

     5. Repurchase Agreements

     The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     6. Reverse Repurchase Agreement

     The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     At December 31, 1996, the Portfolio had the following open reverse repurchase agreements:

   FACE
  AMOUNT                     SECURITY                                                  VALUE
================================================================================================
$ 48,632,500     Reverse Repurchase Agreement with Morgan Stanley
                   Group, Inc., dated 12/31/96 bearing 5.150% to be
                   repurchased at $48,681,200 on 1/7/97, collateralized
                   by U.S. Treasury Notes, 5.875% due 11/30/01                      $ 48,632,500
 137,517,500     Reverse Repurchase Agreement with Morgan Stanley
                   Group, Inc., dated 12/31/96 bearing 5.150% to be
                   repurchased at $137,655,209 on 1/7/97, collateralized
                   by U.S. Treasury Notes, 6.500% due 10/15/06                       137,517,500
------------------------------------------------------------------------------------------------
                 TOTAL REVERSE REPURCHASE AGREEMENTS                                $186,150,000
================================================================================================

     During the year ended December 31, 1996, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

===============================================================================
Maximum amount outstanding                                         $192,168,750
-------------------------------------------------------------------------------
Average amount outstanding                                         $109,574,862
===============================================================================

     Interest rates on reverse repurchase agreements ranged from 1.375% to 5.400% during the year. Total market value of the collateral for the reverse repurchase agreements is $183,063,160.

     For the year ended December 31, 1996, interest expense on reverse repurchase agreements totalled $4,722,559.

     7. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of December 31, 1996, the Portfolio had no open futures contracts.

     8. Options Contracts

     Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Portfolio held one purchase call option with a total cost of $332,187.

     When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 1996, the Portfolio did not write any options.

     9. Securities Traded on a When-Issued or
        To-Be-Announced Basis

     The Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

     At December 31, 1996, the Portfolio held no TBA securities.

     10. Capital Shares

     At December 31, 1996, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At December 31, 1996, total paid-in capital amounted to the following for each class:

                                Class A        Class B        Class C      Class Y
=====================================================================================
Total Paid-in Capital         $381,159,668   $200,171,472    $1,458,340   $39,175,414
=====================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                         Year Ended                      Year Ended
                                      December 31, 1996*              December 31, 1995
                                 -----------------------------    ---------------------------
                                  Shares             Amount         Shares          Amount
=============================================================================================
Class A
Shares sold                      1,535,869        $ 14,470,892       695,391    $  6,717,062
Shares issued on
  reinvestment                   1,868,453          17,348,871     2,271,693      21,769,239
Shares redeemed                 (8,104,977)        (75,644,753)   (9,230,741)    (87,994,409)
---------------------------------------------------------------------------------------------
Net Decrease                    (4,700,655)       $(43,824,990)   (6,263,657)   $(59,508,108)
=============================================================================================
Class B
Shares sold                      1,580,979        $ 14,793,615     1,925,940    $ 18,365,201
Shares issued on
  reinvestment                     590,814           5,515,212       774,634       7,419,294
Shares redeemed                 (5,296,153)        (49,706,247)   (5,409,406)    (51,757,610)
---------------------------------------------------------------------------------------------
Net Decrease                    (3,124,360)       $(29,397,420)   (2,708,832)   $(25,973,115)
=============================================================================================
Class C
Shares sold                         90,317        $    850,795        62,023       $ 590,403
Shares issued on
  reinvestment                       6,474              60,383         5,077          48,855
Shares redeemed                    (48,604)           (455,899)      (31,879)       (303,036)
---------------------------------------------------------------------------------------------
Net Increase                        48,187        $    455,279        35,221    $    336,222
=============================================================================================
Class Y
Shares sold                      4,245,386        $ 39,250,388            --              --
Shares issued on
  reinvestment                          --                 --             --              --
Shares redeemed                         --                 --             --              --
---------------------------------------------------------------------------------------------
Net Increase                     4,245,386        $ 39,250,388            --              --
=============================================================================================

* For Class Y Shares, transactions are for the period from February 7, 1996 (inception date) to December 31, 1996.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                           1996       1995(1)      1994      1993(1)    1992(2)
==============================================================================================
Net Asset Value,
  Beginning of Year                    $9.77      $9.17       $10.01     $9.69       $9.56
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (3)             0.61       0.67         0.52      0.81        0.10
  Net realized and
    unrealized gain (loss)             (0.44)      0.62        (0.80)     0.23        0.13
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.17       1.29        (0.28)     1.04        0.23
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.59)     (0.69)       (0.49)    (0.72)      (0.08)
  Capital                              (0.01)        --        (0.07)       --       (0.02)
----------------------------------------------------------------------------------------------
Total Distributions                    (0.60)     (0.69)       (0.56)    (0.72)      (0.10)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $9.34      $9.77        $9.17    $10.01       $9.69
----------------------------------------------------------------------------------------------
Total Return                            1.96%     14.50%      (2.76)%    10.87%       2.41%+++
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $388,563   $453,378     $482,404    $7,067        $275
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)(4)                       0.93%      0.94%        1.00%     0.92%       0.68%+
  Net investment income                 6.16       6.70         6.18      7.76        6.24+
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  420%       294%         276%      540%        426%
==============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed method does not accord with results of operations.
(2)  For the period from November 6, 1992 (inception date) to December 31, 1992.
(3) The Investment adviser waived a portion of its fees for the year ended December 31, 1993. If such fees were not waived, the per share decrease of net investment income would have been $0.10 and the expense ratio would have been 1.12%.
(4) For the years ended December 31, 1994 and December 31, 1993 and the period ended December 31, 1992, the expense ratios were calculated excluding interest expense. The expense ratios including interest expense would have been 1.26%, 1.07% and 1.01% (annualized), respectively.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class B Shares                            1996      1995(1)       1994      1993(1)         1992
==================================================================================================
Net Asset Value,
     Beginning of Year                    $9.81      $9.17       $10.01      $9.68          $9.81
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
     Net investment income (2)             0.56       0.59         0.46       0.73           0.53
     Net realized and
       unrealized gain (loss)             (0.44)      0.65        (0.78)      0.27          (0.02)
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.12       1.24        (0.32)      1.00           0.51
--------------------------------------------------------------------------------------------------
Less Distributions From:
     Net investment income                (0.54)     (0.60)       (0.45)     (0.67)         (0.53)
     Capital                              (0.01)        --        (0.07)        --          (0.11)
--------------------------------------------------------------------------------------------------
Total Distributions                       (0.55)     (0.60)       (0.52)     (0.67)         (0.64)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $9.38      $9.81        $9.17     $10.01          $9.68
--------------------------------------------------------------------------------------------------
Total Return                               1.42%     13.87%      (3.25)%     10.45%          5.45%
--------------------------------------------------------------------------------------------------
Net Assets,
     End of Year (000s)                $121,894   $158,459     $172,705   $851,350     $1,046,921
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses (2)(3)                       1.45%      1.45%        1.48%      1.40%          1.45%
     Net investment income                 5.64       6.19         5.69       7.28           5.47
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     420%       294%         276%       540%           426%
==================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed method does not accord with results of operations.
(2) The Investment adviser waived a portion of its fees for the year ended December 31, 1993. If such fees were not waived, the per share decrease of net investment income would have been $0.01 and the expense ratio would have been 1.61%.
(3) For the years ended December 31, 1994, December 31, 1993 and December 31, 1992, the expense ratios were calculated excluding interest expense. The expense ratios including interest expense would have been 1.74%, 1.55% and 1.71%, respectively.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class C Shares                                   1996     1995(1)     1994     1993(1)(2)
=========================================================================================
Net Asset Value, Beginning of Year               $9.81    $9.17      $10.01     $9.90
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
     Net investment income (3)                    0.57     0.60        0.49      0.68
     Net realized and unrealized gain (loss)     (0.44)    0.65       (0.81)     0.04
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.13     1.25       (0.32)     0.72
-----------------------------------------------------------------------------------------
Less Distributions From:
     Net investment income                       (0.55)   (0.61)      (0.45)    (0.61)
     Capital                                     (0.01)      --       (0.07)       --
-----------------------------------------------------------------------------------------
Total Distributions                              (0.56)   (0.61)      (0.52)    (0.61)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $9.38    $9.81       $9.17    $10.01
-----------------------------------------------------------------------------------------
Total Return                                      1.47%   13.93%     (3.25)%     7.36%+++
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $1,443   $1,039        $646      $213
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses (3)(4)                              1.38%    1.37%       1.47%     1.40%+
     Net investment income                        5.71     6.27        5.71      7.28+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                            420%     294%        276%      540%
=========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed method does not accord with results of operations.
(2)  For the period from February 4, 1993 (inception date) to December 31, 1993.
(3) The Investment adviser waived a portion of its fees for the period ended December 31, 1993. If such fees were not waived, the per share decrease of net investment income would have been $0.13 and the expense ratio would have been 1.61% (annualized).
(4) For the year ended December 31, 1994 and the period ended December 31, 1993, the expense ratios were calculated excluding interest expense. The expense ratios including interest expense would have been 1.72% and 1.55% (annualized), respectively.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class Y Shares                                                  1996(1)
=======================================================================
Net Asset Value, Beginning of Year                               $9.71
-----------------------------------------------------------------------
Income From Operations:
  Net investment income                                           0.57
  Net realized and unrealized loss                               (0.37)
-----------------------------------------------------------------------
Total Income From Operations                                      0.20
-----------------------------------------------------------------------
Less Distributions From:
  Net investment income                                          (0.56)
  Capital                                                        (0.01)
-----------------------------------------------------------------------
Total Distributions                                              (0.57)
-----------------------------------------------------------------------
Net Asset Value, End of Year                                     $9.34
-----------------------------------------------------------------------
Total Return+++                                                   2.30%
-----------------------------------------------------------------------
Net Assets, End of Year (000s)                                 $39,667
-----------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                        0.44%
  Net investment income                                           6.49
-----------------------------------------------------------------------
Portfolio Turnover Rate                                           420%
=======================================================================
(1) For the period from February 7, 1996 (inception date) to December 31, 1996. +++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. as of December 31, 1996, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1994, were audited by other auditors whose report thereon, dated February 10, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                        /s/ KPMG Peat Marwick LLP

New York, New York
February 11, 1997

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     A total of 47.03% of the ordinary income dividends paid by the Portfolio have been derived from federal obligations and may be exempt from taxation at the state level.

                     [This page intentionally left blank]

SMITH BARNEY
GOVERNMENT
SECURITIES
FUND


DIRECTORS

Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Frank J. Hubbard
Heath B. McLendon, Chairman
Ken Miller
John F. White

OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

James E. Conroy
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

SMITH BARNEY
----------------------------------

A Member of TravelersGroup  [LOGO]


INVESTMENT ADVISER

Smith Barney Mutual Funds
Management Inc.


DISTRIBUTOR

Smith Barney Inc.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Government Securities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY
GOVERNMENT
SECURITIES
FUND

388 Greenwich Street
New York, New York 10013

FD0316 2/97

ANNUAL REPORT


1996
1996
1996
1996
1996


[GRAPHIC]


SMITH BARNEY
GROWTH
OPPORTUNITY
FUND

-----------------
December 31, 1996


[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
Smith Barney Growth Opportunity Fund
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Growth Opportunity Fund for the year ended December 31, 1996. In this report, we outline our investment philosophy and current portfolio strategy. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the report.

Fund Performance Update

For the year ended December 31, 1996, the Smith Barney Growth Opportunity Fund had a total return of 13.96% for its Class A shares and underperformed versus the 16.50% total return for the Russell 2000 Index over the same period. The Russell 2000 Index is an unmanaged index made up of 2,000 of the smallest capitalized U.S.-based companies whose common stock trade on either the New York, American or NASDAQ stock exchanges.

Fund's Investment Approach

The Smith Barney Growth Opportunity Fund employs a varied and eclectic investment approach. As of December 31, 1996, the Fund owned 159 securities spread across a number of companies and industries. We never "time the market." Instead, we look for good companies at good prices and own them for the long term.

The Fund takes an opportunistic approach utilizing the strengths of different traditional disciplines such as value, growth, large capitalization stock and small capitalization stock investing. The Fund's investment management team is made up of long-term investors who emphasize strong, hands-on research. They visit hundreds of companies each year and meet regularly with their managements to understand a company's business and industry, identify outstanding managements and target promising long-term investment opportunities.

Market Update and Outlook

In 1995, the stock market, as measured by the Dow Jones Industrial Average
(DJIA) was up 33.45%. The sentiment coming into 1996 was that kind of market performance could not be repeated. However, if you look back at history, any time that the DJIA posted significant gains (which we define as 30% or better returns), the following year has always been positive and the market as measured by the DJIA gained 28.91% in 1996. At the beginning of 1996, we expected positive market performance because the market has risen every Presidential election year over the last 50 years. In fact, by all measures, 1996 was almost a perfect year for the market because the economy was neither too hot nor too cold, inflation was subdued and the Federal Reserve Board's monetary policy remained unchanged.

In 1996, the Growth Opportunity Fund performed well until late May and early June. Then the over-the-counter market experienced a significant correction and small capitalization stocks were hit exceptionally hard. Although we thought this was an aberration and the climb in the Dow and the S&P 500 would eventually spread to small cap stocks, that did not happen as blue chip stocks continued to power the market. While the Fund has underperformed versus the major indices this past year, we believe its performance has been competitive and shareholders who are patient should ultimately be rewarded.

Looking ahead at 1997, we do not expect anything materially different for the market because the economy is fine and inflation does not appear to be a problem. Moreover, if history is any guide, a strong January usually means that 1997 will be another positive year for stocks. However, there are some potential negatives on the horizon. One, blue chip stocks have obviously been driven to historically high valuation levels and any correction could trigger a sharp decline. Second, we believe current proposals to invest a portion of Social Security in the stock market may be a sign of a possible market top because the expectations of many investors about future returns, which we believe have become unrealistic, are now conventional wisdom. Third, we are concerned about what may happen to the market if the large inflows into stock mutual funds ever slows down.

Portfolio Update

Although we do not predict the market, we still monitor market conditions closely to look for warning signs that may lead us to make changes in the portfolio. For example, if interest rates are going down, we invest in financial stocks because the cost of money is their most important variable. If the economy is doing well and interest rates are rising, we would invest in cyclical companies whose fortunes are tied to the economy. Conversely, when interest rates are going down, we would generally not invest in cyclical companies.

Another distinguishing feature of the Fund's investment approach is that it looks for long-term investment opportunities based on themes versus how much is invested in a particular sector such as technology or consumer goods. The Smith Barney Growth Opportunity Fund invests in many companies where management owns a significant amount of stock, in companies with share purchase programs in place and acquisition candidates in industries that have had takeovers. In addition, the Fund looks for out-of-favor companies that are returning to favor as their operating results are improving. In other words, stocks with excellent upside potential that we believe can post outsized gains. All of these types of stocks can be found in the Growth Opportunity Fund's top-twenty holdings.

In closing, thank you for investing in the Smith Barney Growth Opportunity Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                       /s/ Harvey Eisen

Heath B. McLendon                           Harvey Eisen
Chairman and                                Vice President and
Chief Executive Officer                     Investment Officer

January 22, 1997

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                       Beginning     End     Income    Capital Gain     Total
Year Ended              of Year    of Year  Dividends  Distributions  Returns(1)
================================================================================
12/31/96                $14.31     $13.80      0.11       $2.26         13.96%
--------------------------------------------------------------------------------
Inception* - 12/31/95    13.36      14.31      0.02        0.93         14.61+
================================================================================
Total                                         $0.13       $3.19
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                       Beginning     End     Income    Capital Gain     Total
Year Ended              of Year    of Year  Dividends  Distributions  Returns(1)
================================================================================
12/31/96                $14.27     $13.74     $0.02       $2.26         13.12%
--------------------------------------------------------------------------------
Inception* - 12/31/95    13.36      14.27      0.00        0.93         14.15+
================================================================================
Total                                         $0.02       $3.19
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                       Beginning     End     Income    Capital Gain     Total
Year Ended              of Year    of Year  Dividends  Distributions  Returns(1)
================================================================================
12/31/96                $14.29     $13.78     $0.02       $2.26         13.24%
--------------------------------------------------------------------------------
Inception* - 12/31/95    14.05      14.29      0.00        0.93          8.69+
================================================================================
Total                                         $0.02       $3.19
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------

                                                 Without Sales Charge(1)
                                             -------------------------------
                                             Class A+++ Class B+++   Class C
================================================================================
Year Ended 12/31/96                            13.96%     13.12%     13.24%
--------------------------------------------------------------------------------
Inception* through 12/31/96                    16.65      16.03      15.98
================================================================================

                                                   With Sales Charge(2)
                                             -------------------------------
                                             Class A+++ Class B+++   Class C
================================================================================
Year Ended 12/31/96                             8.28%      8.12%     12.24%
--------------------------------------------------------------------------------
Inception* through 12/31/96                    14.44      15.14      15.98
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (May 3, 1994 through 12/31/96)+++                       50.83%
--------------------------------------------------------------------------------
Class B (May 3, 1994 through 12/31/96)+++                       48.68
--------------------------------------------------------------------------------
Class C (Inception* through 12/31/96)                           23.07
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception date for Class A and B shares is July 3, 1995. Inception date for Class C shares is August 8, 1995.
+ Total return is not annualized, as it may not be representative of the total return for the year.
+++ Performance calculations include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                    the Smith Barney Growth Opportunity Fund
                             vs. Russell 2000 Index+
--------------------------------------------------------------------------------
                            May 1994 -- December 1996

                                   [GRAPHIC]

        Smith Barney Growth Opportunity Fund    Russell 2000 Index
        ------------------------------------    ------------------
5/3/94                $ 9448                     $ 10000
6/94                    9536                        9552
12/94                   9552                       10027
6/95                   10911                       11474
12/95                  12506                       12880
6/96                   13467                       14215
12/96                  14251                       15005
+ Hypothetical illustration of $10,000 invested in Class A shares on May 3, 1994
  (inception of Common Sense II Aggressive Opportunity Fund of the Common Sense Trust ("Common Sense") which was the predecessor Fund), assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through June 30, 1996. (Performance calculations include the historical return information related to Common Sense for the period from May 3, 1994 through December 31, 1996). The Russell 2000 Index is comprised of 2,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               December 31, 1996
--------------------------------------------------------------------------------

Portfolio Breakdown

                                  [PIE CHART]

Transportation                                               3.0%
Financial Services                                          10.2%
Repurchase Agreement                                         4.5%
Broadcast - Radio & Television                               3.3%
Retail                                                       3.0%
Telecommunications                                           4.8%
Pharmaceuticals                                              5.7%
Commercial Services                                          3.9%
Tobacco                                                      3.5%
Entertainment                                                7.6%
Real Estate                                                  3.2%
Manufacturing                                                4.8%
Property & Casualty Insurance                                3.3%
Other Common Stocks, Convertible
  Preferred Stocks and Convertible Bond                     39.2%


Top Ten Common Stock Holdings

                                                              Percentage of
Company                                                     Total Investments
================================================================================
Allergan Inc.                                                      2.8%
Cinar Films Inc.                                                   2.7
Handleman Co.                                                      2.7
American Classic Voyages Co.                                       2.1
Comsat Corp.                                                       2.0
CUC International Inc.                                             2.0
Jacor Communications Inc.                                          1.9
Leggett & Platt Inc.                                               1.8
Foremost Corporation of America Co.                                1.7
Falcon Building Products Inc.                                      1.5
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1996
--------------------------------------------------------------------------------

  SHARES                           SECURITY                             VALUE
===============================================================================
COMMON STOCKS -- 92.3%
===============================================================================
Advertising -- 1.1%
   51,500    Advo Inc.                                               $  721,000
   27,000    True North Communications Inc.                             590,625
-------------------------------------------------------------------------------
                                                                      1,311,625
-------------------------------------------------------------------------------
Aerospace/Defense -- 0.6%
    7,000    Alliant Techsystems Inc.+                                  385,000
   22,500    Diagnostic Retrieval Systems                               281,250
-------------------------------------------------------------------------------
                                                                        666,250
-------------------------------------------------------------------------------
Automotive -- 0.9%
   10,000    Copart Inc.+                                               131,250
   20,000    Harley Davidson Inc.                                       940,000
-------------------------------------------------------------------------------
                                                                      1,071,250
-------------------------------------------------------------------------------
Beverages -- 0.2%
    8,500    Glacier Water Services Inc.+                               194,438
-------------------------------------------------------------------------------
Biotechnology -- 2.0%
   73,000    Cell Genesys Inc.+                                         666,125
   37,000    Matritech Inc.+                                            314,500
   20,000    Neurex Corp.+                                              340,000
    7,400    Regeneron Pharmaceutical Inc.+                             119,325
   95,000    Targeted Genetics Corp.+                                   427,500
   25,000    Thermedics Inc.+                                           453,125
-------------------------------------------------------------------------------
                                                                      2,320,575
-------------------------------------------------------------------------------
Broadcast - Radio & TV -- 3.3%
   31,000    Cablevision Systems Corp.+                                 949,375
   80,000    Jacor Communications Inc.+                               2,190,000
   25,000    Tele-Communications Liberty Media, Class A Shares +        714,063
-------------------------------------------------------------------------------
                                                                      3,853,438
-------------------------------------------------------------------------------
Brokerage -- 1.0%
   35,000    A.G. Edwards Inc.                                        1,176,875
-------------------------------------------------------------------------------
Building Materials -- 0.7%
   91,800    Giant Group Ltd.                                           768,825
   53,000    Metalclad Corp.+                                            96,063
-------------------------------------------------------------------------------
                                                                        864,888
-------------------------------------------------------------------------------
Chemicals -- 0.7%
   20,000    Monsanto Co.                                               777,500
-------------------------------------------------------------------------------
Closed-End Funds -- 0.5%
   32,500    New Age Media Funds Inc.                                   406,250
   33,000    Central Fund Canada, Class A Shares                        146,438
-------------------------------------------------------------------------------
                                                                        552,688
-------------------------------------------------------------------------------
Commercial Services -- 3.9%
   96,316    CUC International Inc.                                   2,287,505
    1,000    Donnelley Enterprise Solutions Inc.+                        24,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

  SHARES                           SECURITY                             VALUE
===============================================================================
Commercial Services -- 3.9% (continued)
    5,000    GRC International Inc.+                                 $   40,625
    8,000    Intelliquest Information Group Inc.+                       182,000
   88,000    Sotheby's Holdings Inc.                                  1,639,000
   19,000    Vallen Corp.+                                              315,875
-------------------------------------------------------------------------------
                                                                      4,489,505
-------------------------------------------------------------------------------
Communications - Equipment & Software -- 0.8%
   65,000    California Microwave Inc.+                                 966,875
-------------------------------------------------------------------------------
Computer Software -- 2.6%
   28,000    Banyan Systems Inc.+                                       126,000
   90,000    Broadway & Seymour Inc.+                                   945,000
   40,000    Cellular Technical Services Co.+                           800,000
  125,000    Interleaf Inc.+                                            234,375
   15,000    MDL Informational Systems Inc.+                            279,375
   90,000    Multi-Corp. Inc.+                                          405,000
   40,000    Stac Inc.+                                                 265,000
-------------------------------------------------------------------------------
                                                                      3,054,750
-------------------------------------------------------------------------------
Computers -- 0.5%
   40,000    Auspex Systems Inc.+                                       465,000
    7,500    Standard Microsystems Co.+                                  71,250
-------------------------------------------------------------------------------
                                                                        536,250
-------------------------------------------------------------------------------
Construction -- 1.5%
  120,000    Falcon Building Products Inc.+                           1,770,000
-------------------------------------------------------------------------------
Consumer Services -- 0.2%
   20,000    Metromedia International Group Inc.+                       197,500
-------------------------------------------------------------------------------
Distribution/Wholesale -- 2.7%
  363,700    Handleman Co.                                            3,091,450
-------------------------------------------------------------------------------
Diversified Manufacturing-- 0.1%
    6,000    Shelter Components Corp.                                    73,500
-------------------------------------------------------------------------------
Drug & Health Care -- 0.5%
    5,000    Emisphere Technologies Inc.+                                93,125
   10,000    Johnson & Johnson                                          497,500
-------------------------------------------------------------------------------
                                                                        590,625
-------------------------------------------------------------------------------
Education -- 0.2%
   25,000    Childtime Learning Centers+                                234,375
-------------------------------------------------------------------------------
Electrical Equipment -- 1.9%
   72,000    American Superconductor Corp. +                            765,000
   35,000    Anixter International Inc. +                               564,375
   13,800    Fluke Corp.                                                615,825
   10,000    Park Electrochemical Corp.                                 227,500
-------------------------------------------------------------------------------
                                                                      2,172,700
-------------------------------------------------------------------------------
Electronics -- 2.4%
   35,000    ADT Ltd.                                                   800,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

  SHARES                           SECURITY                             VALUE
===============================================================================
Electronics -- 2.4% (continued)
   11,400    Ampex Corp., Class A Shares+                           $   106,875
   10,000    EDO Corp.                                                   71,250
   36,000    Franklin Electric Publishers Inc. +                        436,500
   65,400    Kollmorgen Corp.                                           719,400
   15,000    Tech-Sym Corp.+                                            446,250
    5,000    Wyle Electronics                                           197,500
-------------------------------------------------------------------------------
                                                                      2,778,400
-------------------------------------------------------------------------------
Electronics-Defense -- 0.8%
   50,000    Loral Space & Communications+                              918,750
-------------------------------------------------------------------------------
Engineering -- 0.2%
   20,000    Emcor Group Inc.+                                          260,000
-------------------------------------------------------------------------------
Entertainment -- 6.6%
  184,000    American Classic Voyages Co.                             2,415,000
   70,000    Aztar Corp.+                                               490,000
  120,000    Cinar Films Inc. +                                       3,120,000
   37,750    Gaylord Entertainment Co.                                  863,531
    5,800    Go Video Inc.                                                6,888
   12,500    Hollywood Park Inc. +                                      187,500
   30,000    Steinway Musical Instruments+                              521,250
-------------------------------------------------------------------------------
                                                                      7,604,169
-------------------------------------------------------------------------------
Environmental Control -- 0.6%
   56,800    Calgon Carbon Corp.                                        695,800
-------------------------------------------------------------------------------
Financial Services -- 10.2%
   78,200    Capsure Holdings Corp.                                     889,525
  197,000    Data Broadcasting Corp. +                                1,379,000
    9,000    Dauphin Deposit Corp.                                      297,000
   30,000    Equitable Companies Inc.                                   738,750
   10,000    First Bank Systems Inc.                                    682,500
   32,500    Foremost Corporation of America Co.                      1,950,000
    7,500    Glendale Federal Bank FSB                                  174,375
  299,500    Hoenig Group Inc.                                        1,609,806
   15,000    Mercantile Bancorp Inc.                                    770,625
   22,500    Oppenheimer Capital, L.P.                                  787,500
   18,500    Roosevelt Financial Group Inc.                             388,500
   15,000    Salomon Inc.                                               706,875
   55,000    Stifel Financial Corp.                                     481,250
   35,000    United Asset Management Corp.                              931,875
-------------------------------------------------------------------------------
                                                                     11,787,581
-------------------------------------------------------------------------------
Food and Beverage -- 1.8%
   29,500    EPL Technologies Inc.+                                     178,844
   29,100    Quality Food Centers Inc.                                  982,125
   20,000    Savannah Foods & Industries Inc.                           270,000
   60,000    Triarc Co.+                                                690,000
-------------------------------------------------------------------------------
                                                                      2,120,969
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

  SHARES                           SECURITY                             VALUE
===============================================================================
Healthcare -- 0.8%
   20,000    Mallinckrodt Inc.                                       $  882,500
-------------------------------------------------------------------------------
Holding Companies-Diversified-- 0.8%
  215,000    Worldcorp Inc.+                                            940,625
-------------------------------------------------------------------------------
Hospital Related -- 0.9%
  110,000    Transitional Hospitals Corp.+                            1,058,750
-------------------------------------------------------------------------------
Hotel/Gaming -- 0.2%
    5,000    Jackpot Enterprises Inc.                                    48,750
   22,500    U.S. Franchise Systems Inc.+                               227,813
-------------------------------------------------------------------------------
                                                                        276,563
-------------------------------------------------------------------------------
Household Furnishings/Products -- 0.7%
   78,000    Crown Crafts Inc.                                          780,000
-------------------------------------------------------------------------------
Leisure Time -- 0.5%
  100,000    Bell Sports Corp.+                                         600,000
-------------------------------------------------------------------------------
Lodging -- 0.6%
   50,000    Chartwell Leisure Inc.+                                    687,500
-------------------------------------------------------------------------------
Machinery -- 0.3%
   15,000    Goulds Pumps Inc.                                          344,063
-------------------------------------------------------------------------------
Manufacturing -- 4.8%
   20,000    Central Sprinkler Corp.+                                   525,000
   60,000    Leggett & Platt Inc.                                     2,077,500
   60,365    Mark IV Industries Inc.                                  1,365,758
   40,000    Outboard Marine Corp.                                      660,000
   34,500    Pall Corp.                                                 879,750
-------------------------------------------------------------------------------
                                                                      5,508,008
-------------------------------------------------------------------------------
Medical -- 1.6%
   20,000    Beckman Instruments Inc.                                   767,500
   34,000    Beverly Enterprises Inc. +                                 433,500
   12,500    Cephalon Inc.+                                             256,250
    9,000    Datascope Corp.+                                           180,000
    5,000    Dentsply International Inc.                                237,500
-------------------------------------------------------------------------------
                                                                      1,874,750
-------------------------------------------------------------------------------
Mining -- 0.8%
  475,000    Campbell Resources Inc. +                                  445,313
   15,000    Golden Star Resources, Ltd.+                               195,000
   34,000    Uranium Resources Inc.+                                    267,750
-------------------------------------------------------------------------------
                                                                        908,063
-------------------------------------------------------------------------------
Office Equipment & Supplies -- 0.5%
   30,000    Day Runner Inc.+                                           585,000
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

  SHARES                           SECURITY                             VALUE
===============================================================================
Oil/Gas -- 1.2%
   10,500    Box Energy Corp. +                                      $   95,813
    5,000    Lone Star Technologies+                                     85,000
   39,200    Lufkin Industries Inc.                                     980,000
   15,000    McDermott International Inc.                               249,375
-------------------------------------------------------------------------------
                                                                      1,410,188
-------------------------------------------------------------------------------
Pharmaceuticals -- 4.6%
   91,000    Allergan Inc.                                            3,241,875
  250,000    FoxMeyer Health Corp.+                                     406,250
   80,000    Imclone Systems Inc.+                                      780,000
   35,000    Perrigo Co.+                                               319,375
   12,500    Teva Pharmaceutical Industries Ltd. ADR                    628,125
-------------------------------------------------------------------------------
                                                                      5,375,625
-------------------------------------------------------------------------------
Property & Casualty Insurance -- 3.3%
   15,000    Chubb Corp.                                                806,250
   40,000    Tig Holdings Inc.                                        1,355,000
   20,000    Transatlantic Holdings Inc.                              1,610,000
-------------------------------------------------------------------------------
                                                                      3,771,250
-------------------------------------------------------------------------------
Publishing -- 1.5%
   70,000    Big Flower Press Holdings Inc.+                          1,312,500
   40,000    Golden Books Family Entertainment+                         445,000
-------------------------------------------------------------------------------
                                                                      1,757,500
-------------------------------------------------------------------------------
Real Estate -- 3.2%
   20,500    Ambassador Apartments Inc.                                 484,313
   10,000    California Real Estate I+                                   27,500
   25,000    Cresent Real Estate Equities Inc.                        1,318,750
   15,000    Excel Realty Trust Inc.                                    380,625
   65,000    Manufactured Home Communities Inc.                       1,511,250
-------------------------------------------------------------------------------
                                                                      3,722,438
-------------------------------------------------------------------------------
Retail -- 3.0%
   10,800    Arbor Drugs Inc.                                           187,650
   10,000    Cannondale Corp.+                                          225,000
    5,000    Egghead Inc.+                                               26,250
   35,000    Giant Foods Inc.                                         1,207,500
   30,000    Heilig Meyers Co.                                          487,500
   22,100    Intertan Inc.+                                             107,738
   67,500    Levitz Furniture Inc.+                                     210,938
   35,000    Lillian Vernon Corp.                                       428,750
  102,622    Right Start Inc.+                                          654,215
-------------------------------------------------------------------------------
                                                                      3,535,541
-------------------------------------------------------------------------------
Schools -- 0.4%
   65,700    Whitman Education Group Inc.+                              443,475
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

  SHARES                           SECURITY                             VALUE
================================================================================
Technology -- 1.3%
   10,000    Coltec Industries+                                     $   188,750
    7,500    Ramtron International Co.+                                  45,000
   27,500    Storage Technology Inc.+                                 1,309,688
--------------------------------------------------------------------------------
                                                                      1,543,438
--------------------------------------------------------------------------------
Telecommunications -- 4.8%
   96,000    Antec Corp.+                                               864,000
   55,000    ARC International Corp.+                                   206,250
   29,000    Commnet Cellular Inc.+                                     808,375
   95,000    Comsat Corp.                                             2,339,375
   10,000    Diana Corp.                                                275,000
   25,000    General DataComm Industries Inc.+                          262,500
   22,000    Intelidata Technologies Corp.+                             159,500
   80,000    Paxson Communications Co.+                                 630,000
--------------------------------------------------------------------------------
                                                                      5,545,000
--------------------------------------------------------------------------------
Textiles -- 0.9%
   33,500    Westpoint Stevens Inc.+                                  1,000,813
--------------------------------------------------------------------------------
Tobacco -- 3.5%
   42,500    Loews Corp.                                              4,005,625
--------------------------------------------------------------------------------
Transportation -- 3.0%
   40,000    Dynamex Inc.+                                              395,000
  425,000    Greyhound Lines Inc.+                                    1,646,875
   50,000    Kirby Corp.+                                               987,500
   10,000    Xtra Corp.                                                 433,750
--------------------------------------------------------------------------------
                                                                      3,463,125
--------------------------------------------------------------------------------
Utilities -- 0.6%
   15,000    Enron Corp.                                                646,875
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost -- $100,834,338)                                  106,799,441
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 2.6%
================================================================================
Entertainment -- 1.0%
    7,500    Hollywood Park Inc., Convertible 7.00%                      99,375
   40,000    General Datacom Industries, Convertible 9.00%+++         1,065,000
--------------------------------------------------------------------------------
                                                                      1,164,375
--------------------------------------------------------------------------------
Pharmaceuticals -- 1.1%
  145,078    Foxmeyer Health Corp., Series A, Convertible $4.20       1,287,567
--------------------------------------------------------------------------------
Publishing-- 0.5%
   10,000    Golden Books, Convertible 8.75%+++                         582,500
--------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (Cost -- $3,737,640)                                     3,034,442
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT                           SECURITY                            VALUE
===============================================================================
CONVERTIBLE BOND -- 0.6%
===============================================================================
Holding Companies-Diversified -- 0.6%
$1,000,000   Worldcorp Inc., 7.00% due 5/15/04
             (Cost -- $806,776)                                    $    701,250
===============================================================================
REPURCHASE AGREEMENT -- 4.5%
5,157,000    Chase Manhattan Bank, 6.540% due 1/2/97; Proceeds
             at maturity -- $5,158,874; (Fully collateralized
             by U.S. Treasury Notes, 5.875% due 10/31/98; Market
             value -- $5,263,556)
             (Cost -- $5,157,000)                                     5,157,000
===============================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $110,535,754*)                               $115,692,133
===============================================================================
+    Non-income producing security.
+++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1996
--------------------------------------------------------------------------------

  ASSETS:
  Investments, at value (Cost -- $110,535,754)                    $ 115,692,133
  Cash                                                                      966
  Receivable for securities sold                                        965,668
  Dividends and interest receivable                                      91,119
  Receivable for Fund shares sold                                        58,197
--------------------------------------------------------------------------------
  Total Assets                                                      116,808,083
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                      827,576
  Payable for Fund shares purchased                                     279,404
  Management fees payable                                               104,644
  Accrued expenses                                                       94,762
--------------------------------------------------------------------------------
  Total Liabilities                                                   1,306,386
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 115,501,697
================================================================================
NET ASSETS:
  Par value of capital shares                                     $       8,384
  Capital paid in excess of par value                               107,207,626
  Overdistributed net investment income                                (915,530)
  Accumulated net realized gain from security transactions            4,044,838
  Net unrealized appreciation of investments                          5,156,379
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 115,501,697
================================================================================
Shares Outstanding:
  Class A                                                             5,231,112
  ------------------------------------------------------------------------------
  Class B                                                             3,140,115
  ------------------------------------------------------------------------------
  Class C                                                                12,619
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $13.80
  ------------------------------------------------------------------------------
  Class B *                                                              $13.74
  ------------------------------------------------------------------------------
  Class C **                                                             $13.78
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)              $14.53
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                        $  1,400,699
  Interest                                                              534,480
--------------------------------------------------------------------------------
  Total Investment Income                                             1,935,179
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            1,040,355
  Distribution fees (Note 2)                                            552,538
  Shareholder and system servicing fees                                 216,311
  Registration fees                                                     124,096
  Shareholder communications                                             92,013
  Audit and legal fees                                                   62,959
  Custody                                                                40,400
  Directors' fees                                                        10,222
  Other                                                                   6,574
--------------------------------------------------------------------------------
  Total Expenses                                                      2,145,468
--------------------------------------------------------------------------------
Net Investment Loss                                                    (210,289)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             175,824,529
    Cost of securities sold                                         155,673,609
--------------------------------------------------------------------------------
  Net Realized Gain                                                  20,150,920
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                11,738,040
    End of year                                                       5,156,379
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                            (6,581,661)
--------------------------------------------------------------------------------
Net Gain on Investments                                              13,569,259
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 13,358,970
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                       1996            1995(a)
================================================================================
OPERATIONS:
  Net investment income (loss)                       $   (210,289)  $    80,689
  Net realized gain                                    20,150,920     5,045,316
  Increase (decrease) in net unrealized appreciation   (6,581,661)    5,383,267
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               13,358,970    10,509,272
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS:
  From net investment income                                 --         (81,128)
  In excess of net investment income                     (641,248)         --
  From net realized gains                             (15,974,305)   (5,272,265)
--------------------------------------------------------------------------------
  Decrease In Net Assets From
    Distributions to Shareholders                     (16,615,553)   (5,353,393)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sales of shares                    22,596,576    13,173,276
  Net asset value of shares issued in
    connection with the transfer of net assets
    of the Common Sense II Aggressive
    Opportunity Fund (Note 8)                                --      68,038,812
  Net asset value of shares issued
    for reinvestment of dividends                      16,598,514     5,353,317
  Cost of shares reacquired                           (10,903,217)   (1,254,877)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                            28,291,873    85,310,528
--------------------------------------------------------------------------------
Increase in Net Assets                                 25,035,290    90,466,407
NET ASSETS:
  Beginning of year                                    90,466,407          --
--------------------------------------------------------------------------------
  End of year*                                       $115,501,697   $90,466,407
================================================================================
*Includes overdistributed net investment income of:     $(915,530)        $(564)
================================================================================
(a) For the period from July 3, 1995 (commencement of operations) to December 31, 1995.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Growth Opportunity Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and four other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Managed Growth Fund and Smith Barney Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

accumulated net investment loss amounting to $29,108 and a portion of accumulated realized gain amounting to $3,636 was reclassified to paid-in capital. Additionally, accumulated net investment income amounting to $92,537 was reclassified to accumulated net realized gains. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The Portfolio pays SBMFM a management fee calculated at an annual rate of 1.00% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended December 31, 1996, SB received brokerage commissions of $21,680 and sales charges of approximately $18,000 on sales of the Portfolio's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CSDC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended December 31, 1996, CDSCs paid to SB were approximately:

                                                         Class B      Class C
================================================================================
CDSCs                                                    $3,000       $1,000
================================================================================

     Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 1996, total Distribution Plan fees incurred by the Portfolio were:

                                           Class A       Class B      Class C
================================================================================
Distribution Plan Fees                    $162,606      $387,723      $2,209
================================================================================

     All officers and one Director of the Fund are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     3. INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $190,212,787
--------------------------------------------------------------------------------
Sales                                                              175,824,529
================================================================================

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $14,722,276*
Gross unrealized depreciation                                       (9,565,897)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 5,156,379*
================================================================================
* Substantially the same for Federal income tax purposes.

     4. REPURCHASE AGREEMENTS

     The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Portfolio had no purchased call or put options.

     When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index option is exercised, settlement is made in cash. The risk associated with purchasing options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     As of December 31, 1996, the Portfolio had no written call or put options.

     6. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of December 31, 1996, the Portfolio had no open futures contracts.

     7. CAPITAL SHARES

     At December 31, 1996, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     At December 31, 1996, total paid-in capital amounted to the following for each class:

                                          Class A        Class B      Class C
==============================================================================
Total Paid-in Capital                   $66,375,450    $40,662,542   $178,018
==============================================================================

     Transactions in shares of each class were as follows:

                                     Year Ended                  Year Ended
                                  December 31, 1996          December 31, 1995*
                                 -------------------         -------------------
                                 Shares       Amount         Shares       Amount
====================================================================================
Class A
Shares sold                      919,099    $13,273,879      461,030   $  6,505,850
Net asset value of shares
   issued in connection
   with the transfer of net
   assets of the Common
   Sense II Aggressive
   Opportunity Fund (Note 8)        --             --      3,386,185     45,262,249
Shares issued on
   reinvestment                  789,890     10,459,184      255,366      3,469,508
Shares redeemed                 (510,041)    (7,322,036)     (70,417)      (992,400)
------------------------------------------------------------------------------------
Net Increase                   1,198,948    $16,411,027    4,032,164   $ 54,245,207
====================================================================================
Class B
Shares sold                      626,244    $ 9,084,836      465,703   $  6,582,175
Net asset value of shares
   issued in connection
   with the transfer of net
   assets of the Common
   Sense II Aggressive
   Opportunity Fund (Note 8)        --             --      1,704,119     22,776,563
Shares issued on
   reinvestment                  463,511      6,114,715      139,162      1,882,868
Shares redeemed                 (239,986)    (3,410,585)     (18,638)      (262,477)
------------------------------------------------------------------------------------
Net Increase                     849,769    $11,788,966    2,290,346   $ 30,979,129
====================================================================================
Class C
Shares sold                       16,080    $   237,861        6,090   $     85,251
Shares issued on
   reinvestment                    1,860         24,615           70            941
Shares redeemed                  (11,481)      (170,596)        --             --
------------------------------------------------------------------------------------
Net Increase                       6,459    $    91,880        6,160   $     86,192
====================================================================================

* For Class A shares and Class B shares, transactions are for the period from July 3, 1995 (inception date) to December 31, 1995 and Class C shares transactions are for the period from August 8, 1995 (inception date) to December 31, 1995.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     8. TRANSFER OF NET ASSETS

     On June 30, 1995, the Portfolio acquired the assets and certain liabilities of the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust ("Common Sense") pursuant to a plan of reorganization approved by Common Sense shareholders on June 23, 1995. Total shares issue by the Portfolio and the total net assets of Common Sense and the Portfolio on the date of transfer were:

                                                       Total Net
                                           Shares      Assets of    Total Net
                                          Issued by    Acquired     Assets of
Acquired Fund                           the Portfolio    Fund     the Portfolio
================================================================================
Common Sense                              5,090,304   $68,038,812       $0
================================================================================

     The total net assets of Common Sense before acquisition included unrealized appreciation of $6,354,773. Total net assets of the Portfolio after the merger were $68,038,812. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code, as amended.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

                                          Class A Shares     Class B Shares
                                         ---------------    ----------------
                                          1996    1995(1)     1996    1995(1)
===============================================================================
Net Asset Value, Beginning of Year      $14.31   $13.36     $14.27   $13.36
-------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)           0.01     0.03      (0.09)   (0.02)
   Net realized and unrealized gain       1.85     1.87       1.84     1.86
-------------------------------------------------------------------------------
Total Income From Operations              1.86     1.90       1.75     1.84
-------------------------------------------------------------------------------
Less Distributions:
   From net investment income             --      (0.02)      --       --
   In excess of net investment income    (0.11)    --        (0.02)    --
   From net realized gains               (2.26)   (0.93)     (2.26)   (0.93)
-------------------------------------------------------------------------------
Total Distributions                      (2.37)   (0.95)     (2.28)   (0.93)
-------------------------------------------------------------------------------
Net Asset Value, End of Year            $13.80   $14.31     $13.74   $14.27
-------------------------------------------------------------------------------
Total Return                             13.96%   14.61%+++  13.12%   14.15%+++
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $72,180  $57,693    $43,148  $32,685
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                               1.78%    1.72%+     2.53%    2.46%+
   Net investment income (loss)           0.13     0.46+     (0.63)   (0.27)+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                    183%      51%       183%      51%
-------------------------------------------------------------------------------
Average commissions per share
   paid on equity security transactions  $0.06    $0.06      $0.06    $0.06
===============================================================================

(1) For the period from July 3, 1995 (inception date) to December 31, 1995. +++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class C Shares                                            1996       1995(1)
================================================================================
Net Asset Value, Beginning of Year                       $14.29       $14.05
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)                           (0.08)        0.01
   Net realized and unrealized gain                        1.85         1.16
--------------------------------------------------------------------------------
Total Income From Operations                               1.77         1.17
--------------------------------------------------------------------------------
Less Distributions:
   In excess of net investment income                     (0.02)        --
   From net realized gains                                (2.26)       (0.93)
--------------------------------------------------------------------------------
Total Distributions                                       (2.28)       (0.93)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                             $13.78       $14.29
--------------------------------------------------------------------------------
Total Return                                              13.24%        8.69%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                           $  174          $88
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                2.40%        2.29%+
   Net investment income                                  (0.48)        0.13+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     183%          51%
--------------------------------------------------------------------------------
Average commissions per share paid on
   equity security transactions                           $0.06        $0.06
================================================================================
(1) For the period from August 8, 1995 (inception date) to December 31, 1995. +++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Growth Opportunity Fund of Smith Barney Investment Funds Inc. as of December 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from July 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Growth Opportunity Fund of Smith Barney Investment Funds Inc. as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and the period from July 3, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

                                        /s/ KPMG Peat Marwick LLP

New York, New York
February 5, 1997

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     The Fund paid distributions of $5,866,670 from long-term capital gains. A total of 21.01% of the ordinary income dividends paid by the Fund qualified for the dividends received deduction available to corporate taxpayers.

                      [This page intentionally left blank]

SMITH BARNEY
GROWTH OPPORTUNITY
FUND


DIRECTORS

Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Frank J. Hubbard
Heath B. McLendon, Chairman
Ken Miller
John F. White


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Harvey Eisen
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
----------------------------------
A Member of TravelersGroup  [LOGO]


INVESTMENT ADVISER

Smith Barney Mutual Funds
Management Inc.


DISTRIBUTORS

Smith Barney Inc.
PFS Distributors, Inc.


CUSTODIAN

PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Managed Governments Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY
GROWTH OPPORTUNITY
FUND

388 Greenwich Street
New York, New York 10013

FD01071 2/97



        [PHOTO]

        SMITH BARNEY
[PHOTO] SPECIAL
        EQUITIES FUND

        -------------
        ANNUAL REPORT
        -------------

        December 31, 1996


[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

SMITH BARNEY
SPECIAL EQUITIES FUND
================================================================================

The Smith Barney Special Equities Fund seeks to provide long-term capital appreciation by investing in equity securities which are believed to have superior appreciation potential. They may be securities of companies in their development stage, or may be older companies which appear to be entering a new stage of more rapid growth.

                                       NASDAQ
                                       SYMBOLS
----------------------------------------------

           Class A                     HSEAX

           Class B                     HSPEX

           Class C                     HSECX

SMITH BARNEY SPECIAL EQUITIES FUND'S
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                                                  Since
Inception Date           One-Year    Five-Year     Ten-Year     Inception
--------------------------------------------------------------------------------
Class A 11/6/92           (5.81)%      N/A           N/A          19.83%
--------------------------------------------------------------------------------
Class B 12/13/82          (6.44)%     15.42%        10.26%        10.55%
--------------------------------------------------------------------------------
Class C 10/18/93          (6.44)%      N/A           N/A           8.11%
--------------------------------------------------------------------------------
* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B and C shares, which would reduce the performance quoted.

"At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time using a wide range of investment strategies."

[PHOTO]

JESSICA M. BIBLIOWICZ

President,

Smith Barney Special Equities Fund

--------------------------------------------------------------------------------
 WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter........................................................... 1

An Interview with Portfolio Manager
George V. Novello............................................................ 3

Historical Performance....................................................... 5

Smith Barney Special Equities Fund
at a Glance.................................................................. 7

Schedule of Investments...................................................... 8

Statement of Assets and Liabilities......................................... 11

Statement of Operations..................................................... 12

Statements of Changes in Net Assets......................................... 13

Notes to Financial Statements............................................... 14

Financial Highlights........................................................ 18

Tax Information............................................................. 20

Independent Auditors' Report................................................ 21

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                             [PHOTO]

HEATH B.                            GEORGE V.
MCLENDON                            NOVELLO

Chairman and                        Vice President and
Chief Executive Officer             Investment Officer



Fellow Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Special Equities Fund for the year ended December 31, 1996. In this report, we discuss stock market conditions and outline our investment strategy in 1996. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow. In addition, an interview with George Novello, the Fund's Portfolio Manager, appears after this letter.

Fund Performance

After a strong 1995 performance reflecting the benefits of a vibrant small-cap market, the Fund was greatly affected by underperformance in the small-cap sector. The Fund's total return for the year ended December 31, 1996 was - 5.81% for Class A shares.

Although the NASDAQ Composite Index ("Index") rose 22.71% during 1996, the gains were posted by a relatively small group of stocks. For example, by subtracting the top 25 stocks in terms of market weight, the Index rose only 8%. Furthermore, taking out the top 100 names would show an overall decline in the Index. Suffice it to say that 1996 stock market performance was indeed a concentrated affair.

Market Overview

Following a period of relative strength through May of 1996, small-capitalization stocks began to significantly underperform their large-cap counterparts, reflecting slower domestic economic growth and subsequent profit taking. Typically, in periods of decelerating economic growth investors look to larger, more liquid issues perceived to offer greater earnings visibility. Put another way, the current outperformance of the broader market (i.e., the Standard &Poor's 500 Index) is being driven primarily by the top 50 largest-capitalized stocks, masking the underperformance of smaller-capitalization issues in the Index. The slowing U.S. economy led to a bond market rally, driving down yields and creating a fertile ground for equities. This lower interest rate environment is to the advantage of overall equity valuations and small-caps in particular.

In the third quarter the Fund pulled back, reflecting general weakness in the small-cap and initial public offering markets. Large-cap issues led the advance, substantially outperforming small-caps on a relative basis. We expect this trend to reverse, as we look for a moderate corporate profit reacceleration in 1997, resulting in stronger relative expected returns for emerging growth stocks vis-a-vis large-caps. Fourth quarter market performance, led by a strong interest in technology stocks, continued to strengthen as PC demand firmed and semiconductor chip pricing and order rates troughed. To that end, most major stock market averages finished the year on a choppy note, reflecting typical earnings preannouncement jitters.

Fund's Investment Strategy

We remain focused on high-quality emerging growth stocks and continue to believe that the small-cap universe, despite its inherent volatility, offers the greatest potential return to long-term investors over a full market cycle. We do not focus on short-term price fluctuations as long as we believe a company's fundamentals and growth are sustainable. We think that small companies in particular will deliver greater earnings growth and potential return over the long term, given the expected earnings slowdown of large-capitalization companies, the strengthening of the U.S. dollar and slightly higher interest rates in the second half of 1997.


--------------------------------------------------------------------------------
Smith Barney Special Equities fund                                             1

At the end of the year, the Fund's top-five holdings were:

 . Boston Chicken, Inc., operator and franchisor of a chain of retail food service restaurants specializing in fresh, convenient meals featuring home-style entrees, vegetables, salads and other side dishes.

 . Starbucks Corp., the largest specialty coffee retailer and wholesaler. The company has plans to roll out a bottled version of its frappucino in a joint venture with Pepsi.

 . PeopleSoft Inc., a leading supplier of client/server business software that focuses on the human resources management sector. The company has expanded its product reach into other segments, including accounting and financial planning.

 . Planet Hollywood, the premier theme restaurant-merchandise store operator in the country, whose success is linked to sponsor stars such as Arnold Schwarzenegger, Sylvester Stallone, Bruce Willis, Demi Moore and Jean-Claude Van Damme, to name a few.

 . Cymer, Inc., a leading provider of laser light sources used in semiconductor manufacturing that was one of the best-performing IPOs (Initial Public Offerings) of 1996. The company has a 90% share of the deep-ultraviolet stepper market, which is forecast to grow by 50% over the next five years.

Outlook

Our investment philosophy has not changed -- we look for high-quality growth stocks with powerful earnings momentum -- believing that these types of stocks offer superior growth potential and above-average return potential over the long term.

As discussed earlier, we believe the current U.S. economic environment will favor small-cap issues in 1997. Inflation remains subdued and real GDP growth is moderate. Therefore, we do not foresee an interest rate hike by the Fed any time soon. To that end, we believe the relative outperformance of the small cap sector will be facilitated by a strengthening U.S. dollar, which tends to erode profits of large-cap companies that derive significant earnings from overseas markets.

At this time, we would like to thank you once again for your investment in Smith Barney Special Equities Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon      /s/ George V. Novello

Heath B. McLendon          George V. Novello
Chairman and               Vice President and
Chief Executive Officer    Investment Officer

January 17, 1997


--------------------------------------------------------------------------------
 Top Ten Holdings*                                             December 31, 1996
--------------------------------------------------------------------------------

 1. Boston Chicken, Inc.                                                    4.9%
--------------------------------------------------------------------------------

 2. Starbucks Corp.                                                         4.3
--------------------------------------------------------------------------------

 3. PeopleSoft Inc.                                                         4.0
--------------------------------------------------------------------------------

 4. Planet Hollywood International Inc.                                     3.4
--------------------------------------------------------------------------------

 5. Cymer, Inc.                                                             3.2
--------------------------------------------------------------------------------

 6. Callaway Golf Co.                                                       3.0
--------------------------------------------------------------------------------

 7. PETsMART, Inc.                                                          3.0
--------------------------------------------------------------------------------

 8. Einstein/Noah Bagel Corp.                                               2.9
--------------------------------------------------------------------------------

 9. Aspect Telecommunications Corp.                                         2.6
--------------------------------------------------------------------------------

10. Gucci Group NV                                                          2.6
--------------------------------------------------------------------------------
*As a percentage of total investments.


--------------------------------------------------------------------------------
2                                             1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 An Interview with Portfolio Manager George V. Novello
--------------------------------------------------------------------------------

A Focus on Growth

In a recent conversation with George Novello, Portfolio Manager of the Smith Barney Special Equities Fund, he shared some of his ideas on growth investing. With over 30 years of investment experience, Mr. Novello is currently responsible for more than $600 million in equity assets for Smith Barney.

George, how would you describe the Smith Barney Special Equities Fund?

George: We view it as a mutual fund that invests in small capitalization emerging growth stocks. Our stock selection process is focused on growth; not momentum, not value, not dividend yield -- but growth.

Could you give us an example of the kind of company you generally invest in?

George: Consider Starbucks Coffee, the Fund's number two holding as of December 31, 1996. First, we have a big position in Starbucks, because the company makes a terrific product that is consumed by millions of people all over the world every day -- kind of like hamburgers. Second, we think Starbucks' management is first rate. So we bought Starbucks when it went public and we have held it ever since. It is a bigger and better company today than it was when we first bought it, but even now we do not think it has really reached its full potential.

Many of the other companies in the Special Equities Fund are associated with highly recognizable products: the kind you see in supermarkets or shopping malls or drugstores. Why do you tend to favor companies like these?

George: I began my Wall Street career as an analyst in the consumer sector. If you take a historical perspective, a great many of the fastest-growing companies have been consumer oriented in one way or another. Whether it is food or retailing or personal care or leisure or a number of other sectors, we like companies that make products people use no matter what is going on in the business cycle.

So you are drawn to consumer stocks because they are not as vulnerable to market cycles as some of the industrial companies?

George: Partly. But what also attracts us to these types of companies is good ability to see products, to hold them, to use them and to develop an understanding of why many consumers would rather pay three dollars for a cup of Starbucks coffee than a dollar for a cup of coffee at the local diner.

By that measure, should you avoid technology stocks? After all, it is pretty difficult for most people to understand what a microprocessor or a modem does.

================================================================================
"We seldom buy stocks unless we have met with management. We sit down and look them in the eye and have an exhaustive dialogue. And that hands-on approach seems to work for us over time."
================================================================================

George: That is true. But even though the Special Equities Fund is about 28% invested in the technology sector, you have to look more closely at the companies we actually own. Unlike a lot of other small-capitalization funds, we emphasize software. Hardware companies tend to make easily reproduced products; someone comes up with an innovation and three months later a dozen companies have either matched it or bettered it. In our view, software is far more proprietary and, again, aimed at fulfilling consumer needs in many cases.

How much of your investment approach is based on intuition and how much stems from security analysis?

George: We believe that the ability to select stocks is more art than science. In other words, common sense plays a significant role. We definitely avail ourselves of all the excellent quantitative and security analysis


--------------------------------------------------------------------------------
Smith Barney Special Equities fund                                             3
provided by Smith Barney and the rest of Wall Street. But this analytical process primarily serves as a kind of screening and verification mechanism. When all is said and done, we pick stocks based on our experience and a certain degree of intuition.

Over time, the Special Equities Fund has performed very well under your guidance, but 1996 was a tough year for the Fund. Could you put last year's performance in perspective for us?

George: Shareholders should understand that the stock market did not reward the kind of companies we like. In 1996, investors loved big, well-established companies. In fact, the performance of the S&P 500 and even the Russell 2000 was influenced substantially by the 25 biggest companies in these indexes.

So does that mean the companies the Special Equities Fund invests in had a bad year?

George: Not at all. You have to make a distinction between stock performance and earnings performance. Most of the companies in the Fund have average capitalizations between $100 million and $800 million. And even though most companies in this market capitalization range did not enjoy good stock price performance last year, they did remarkably well from a business perspective. In fact, of all the companies held by Special Equities Fund, only two reported negative earnings in 1996.

George, is this a good time to invest in small-capitalization stocks?

George: We think so. If you look at traditional valuations like price-earnings ratios, small-capitalization stocks look very attractive compared to their large-capitalization brethren. But more importantly, we believe the earnings potential of smaller companies is truly outstanding. A study by First Call, a market data service, puts average earnings growth estimates for the Russell 2000 near 35% in 1997 -- compared with only 15% for the S&P 500. That is a pretty compelling story.

What would you be doing if you were not managing the Special Equities Fund?

George: Actually, I have always wanted to write a mystery novel. I have even jotted down a few ideas from time to time.

And the sleuth, in this case, would be a portfolio manager?

George: What else? In the same way that a detective combs through the evidence looking for a pattern, I like to sift through investment stories and find something that others may have overlooked.

How should investors view the Special Equities Fund?

George: Because of our outstanding year in 1995 and all the attention we received in the media, I think many people got the impression that Special Equities was a "hot" fund -- one that moves in and out of stocks based on momentum or market dynamics. But in fact, much of our performance in 1995 was generated by the stocks we had held two years or more.

Investors should understand that the Fund is a long-term vehicle aimed at building wealth. A shareholder in the Fund should have the patience -- and the risk tolerance -- to invest for a three- to five-year market cycle. Because of the kinds of stocks we hold, the Fund is prone to greater short-term volatility than the average equity mutual fund. But over time, we believe the Fund is a great way to tap into the potential of small-capitalization emerging growth stocks.


--------------------------------------------------------------------------------
4                                             1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                            Net Asset Value
                       -------------------------
                       Beginning           End            Income         Capital Gain         Return           Total
Year Ended              of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
=========================================================================================================================
12/31/96                $30.44           $28.11           $0.00            $0.28             $0.36            (5.81)%
-------------------------------------------------------------------------------------------------------------------------
12/31/95                 19.10            30.44            0.00             0.76              0.00            63.48
-------------------------------------------------------------------------------------------------------------------------
12/31/94                 20.23            19.10            0.00             0.00              0.00            (5.59)
-------------------------------------------------------------------------------------------------------------------------
12/31/93                 15.47            20.23            0.00             0.33              0.00            32.90
-------------------------------------------------------------------------------------------------------------------------
Inception*- 12/31/92     14.13            15.47            0.00             0.00              0.00             9.48+
=========================================================================================================================
  Total                                                   $0.00            $1.37             $0.36
=========================================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                  -------------------------
                  Beginning           End            Income         Capital Gain         Return           Total
Year Ended         of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================
12/31/96           $29.76           $27.28           $0.00            $0.28             $0.36           (6.44)%
--------------------------------------------------------------------------------------------------------------------
12/31/95            18.82            29.76            0.00             0.76              0.00            62.30
--------------------------------------------------------------------------------------------------------------------
12/31/94            20.08            18.82            0.00             0.00              0.00            (6.27)
--------------------------------------------------------------------------------------------------------------------
12/31/93            15.47            20.08            0.00             0.33              0.00            31.93
--------------------------------------------------------------------------------------------------------------------
12/31/92            14.18            15.47            0.00             0.00              0.00             9.10
--------------------------------------------------------------------------------------------------------------------
12/31/91             9.82            14.18            0.00             0.00              0.03            44.76
--------------------------------------------------------------------------------------------------------------------
12/31/90            13.77             9.82            0.29             0.23              0.02           (24.71)
--------------------------------------------------------------------------------------------------------------------
12/31/89            12.04            13.77            0.27             0.00              0.24            18.60
--------------------------------------------------------------------------------------------------------------------
12/31/88            11.48            12.04            0.55             0.30              0.00            12.60
--------------------------------------------------------------------------------------------------------------------
12/31/87            13.02            11.48            0.00             0.14              0.00           (10.91)
====================================================================================================================
  Total                                              $1.11            $2.04             $0.65
====================================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                       -------------------------
                       Beginning           End            Income         Capital Gain         Return           Total
Year Ended              of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
===========================================================================================================================
12/31/96                  $29.77           $27.28           $0.00            $0.28             $0.36            (6.44)%
---------------------------------------------------------------------------------------------------------------------------
12/31/95                   18.82            29.77            0.00             0.76              0.00            62.35
---------------------------------------------------------------------------------------------------------------------------
12/31/94                   20.08            18.82            0.00             0.00              0.00            (6.27)
---------------------------------------------------------------------------------------------------------------------------
Inception*- 12/31/93       22.62            20.08            0.00             0.33              0.00            (9.77)+
===========================================================================================================================
  Total                                                     $0.00            $1.37             $0.36
===========================================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                       -------------------------
                       Beginning           End            Income         Capital Gain         Return           Total
Year Ended              of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
=========================================================================================================================
Inception*- 12/31/96     $28.99           $28.21           $0.00            $0.28             $0.36           (0.75)%+
=========================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Special Equities fund                                             5

--------------------------------------------------------------------------------
 Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                       -------------------------
                       Beginning           End            Income         Capital Gain         Return           Total
Year Ended              of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
=========================================================================================================================
12/31/96                 $30.46           $28.26           $0.00            $0.28             $0.36            (5.37)%
-------------------------------------------------------------------------------------------------------------------------
Inception*- 12/31/95      26.49            30.46            0.00             0.76              0.00            17.95+
=========================================================================================================================
  Total                                                    $0.00            $1.04             $0.36
=========================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------

                                                             Without Sales Charge(1)
                                  -----------------------------------------------------------------------------
                                  Class A          Class B           Class C           Class Y          Class Z
===============================================================================================================
Year Ended 12/31/96                (5.81)%          (6.44)%           (6.44)%            N/A            (5.37)%
---------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/96           N/A             15.42              N/A               N/A             N/A
---------------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/96            N/A             10.26              N/A               N/A             N/A
---------------------------------------------------------------------------------------------------------------
Inception* through 12/31/96        19.83            10.55              8.11             (0.75)%+         9.19
===============================================================================================================
                                                              With Sales Charge(2)
                                  -----------------------------------------------------------------------------
                                  Class A          Class B           Class C           Class Y          Class Z
===============================================================================================================
Year Ended 12/31/96               (10.51)%         (11.03)%           (7.38)%            N/A            (5.37)%
---------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/96           N/A             15.31              N/A               N/A             N/A
---------------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/96            N/A             10.26              N/A               N/A             N/A
---------------------------------------------------------------------------------------------------------------
Inception* through 12/31/96        18.36            10.55              8.11             (0.75)%+         9.19
===============================================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 12/31/96)                            111.55%
--------------------------------------------------------------------------------
Class B (12/31/86 through 12/31/96)                              165.64
--------------------------------------------------------------------------------
Class C (Inception* through 12/31/96)                             28.40
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/96)                             (0.75)+
--------------------------------------------------------------------------------
Class Z (Inception* through 12/31/96)                             11.61
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, December 13, 1982, October 18, 1993, January 31, 1996 and October 2, 1995, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                             1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Smith Barney Special Equities Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Special Equities Fund vs. the Standard & Poor's 500 Index
--------------------------------------------------------------------------------
                          December 1986 - December 1996

                          [Line Graph Appears Here]

                                   Smith Barney            Standard &
                                 Special Equities            Poor's
             Year                      Fund                500 Index
             ----                      ----                ---------
             1986                     10,000                 10,000
             1987                      8,909                 10,525
             1988                     10,032                 12,269
             1989                     11,899                 16,150
             1990                      8,959                 15,648
             1991                     12,969                 20,406
             1992                     14,148                 21,960
             1993                     18,666                 24,167
             1994                     17,495                 24,485
             1995                     28,394                 33,675
             1996                     26,564                 41,403

Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1996. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Industry Diversification of Common Stocks
--------------------------------------------------------------------------------


                       [Diverse Bar Chart Appears Here]

            Broadcasting                                     4.2
            Business Services                                6.3
            Communications                                     6
            Computer Services                                5.8
            Healthcare                                       4.6
            Pharmaceuticals/Medical Products                 4.5
            Restaurant                                      16.9
            Retail                                          11.7
            Semiconductor & Electronics                     11.4
            Software                                        12.9
            Other                                           15.7


                             Investment Breakdown
--------------------------------------------------------------------------------

                           [Pie Chart Appears Here]

                           7.4% Repurchase Agreement

                           92.6% Common Stocks


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             7

--------------------------------------------------------------------------------
 Schedule of Investments                                       December 31, 1996
--------------------------------------------------------------------------------

   SHARES                     SECURITY                                  VALUE
================================================================================

COMMON STOCKS -- 92.6%
Auto Parts & Equipment -- 0.7%
   225,000    Dura Automotive Systems, Inc.+                       $  5,062,500
--------------------------------------------------------------------------------
Broadcasting -- 3.8%
   400,000    Evergreen Media Corp., Class A Shares+                 10,000,000
   125,000    Metro Networks, Inc.+                                   3,156,250
   400,000    Univision Communications Inc.+                         14,800,000
--------------------------------------------------------------------------------
                                                                     27,956,250
--------------------------------------------------------------------------------
Business Services -- 5.8%
   240,000    Abacus Direct Corp.+                                    4,500,000
   141,000    Applied Analytical Industries, Inc.+                    2,696,625
   300,000    COREStaff, Inc.+                                        7,106,250
   500,000    Employee Solutions, Inc.+                              10,250,000
   690,000    Whittman-Hart, Inc.+                                   17,681,250
--------------------------------------------------------------------------------
                                                                     42,234,125
--------------------------------------------------------------------------------
Communications -- 5.5%
   300,000    Ascend Communications, Inc.+                           18,637,500
   300,000    Aspect Telecommunications Corp.+                       19,050,000
    75,000    Shiva Corp.+                                            2,615,625
--------------------------------------------------------------------------------
                                                                     40,303,125
--------------------------------------------------------------------------------
Computer Services -- 5.4%
   200,000    Computer Horizons Corp.+                                7,700,000
   550,000    Ingram Micro, Inc., Class A Shares+                    12,650,000
   500,000    Sykes Enterprises, Inc.+                               18,750,000
--------------------------------------------------------------------------------
                                                                     39,100,000
--------------------------------------------------------------------------------
Entertainment and Leisure -- 5.6%
   750,000    Callaway Golf Co.                                      21,562,500
   450,000    Panavision Inc.+                                        9,337,500
   300,000    Penske Motorsports, Inc.+                               7,575,000
   100,000    Steiner Leisure Ltd.+                                   2,012,500
--------------------------------------------------------------------------------
                                                                     40,487,500
--------------------------------------------------------------------------------
Financial Services -- 1.1%
   300,000    Delta Financial Corp.+                                  5,400,000
   105,000    The Money Store Inc.                                    2,900,625
--------------------------------------------------------------------------------
                                                                      8,300,625
--------------------------------------------------------------------------------
Healthcare -- 4.3%
    46,000    CRA Managed Care, Inc.+                                 2,070,000
   150,000    Henry Schein, Inc.+                                     5,156,250
   200,000    OccuSystems, Inc.+                                      5,400,000
   500,000    PhyCor, Inc.+                                          14,187,500
   300,000    Physicians Sales & Service, Inc.+                       4,312,500
--------------------------------------------------------------------------------
                                                                     31,126,250
--------------------------------------------------------------------------------
Manufacturing -- 0.9%
   300,000    Oakley, Inc.+                                           3,262,500
   182,500    Zag Industries Ltd.+                                    3,011,250
--------------------------------------------------------------------------------
                                                                      6,273,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                           December 31, 1996
--------------------------------------------------------------------------------

   SHARES                     SECURITY                                  VALUE
================================================================================

Office Products -- 2.1%
   100,000    Corporate Express, Inc.+                             $  2,943,750
   100,000    OfficeMax, Inc.+                                        1,062,500
   425,000    Viking Office Products, Inc.+                          11,342,188
--------------------------------------------------------------------------------
                                                                     15,348,438
--------------------------------------------------------------------------------
Oil and Gas -- 0.8%
   240,000    Saba Petroleum Co.+                                     6,060,000
--------------------------------------------------------------------------------
Personal Care -- 2.1%
   500,000    Nu Skin Asia Pacific Inc.+                             15,437,500
--------------------------------------------------------------------------------
Pharmaceuticals/Medical Products -- 4.2%
   100,000    Autoimmune, Inc.+                                       1,537,500
   400,000    Liposome Co., Inc.+                                     7,650,000
   150,000    Medicis Pharmaceuticals Corp., Class A Shares+          6,600,000
   300,000    Safeskin Corp.+                                        14,625,000
--------------------------------------------------------------------------------
                                                                     30,412,500
--------------------------------------------------------------------------------
Restaurant -- 15.6%
 1,000,000    Boston Chicken, Inc.+                                  35,875,000
   700,000    Einstein/Noah Bagel Corp.+                             20,825,000
    60,000    Manhattan Bagel Co., Inc.+                                435,000
 1,250,000    Planet Hollywood International Inc., Class A Shares+   24,687,500
 1,100,000    Starbucks Corp.+                                       31,487,500
--------------------------------------------------------------------------------
                                                                    113,310,000
--------------------------------------------------------------------------------
Retail -- 10.9%
   650,000    Abercrombie & Fitch Co., Class A Shares+               10,725,000
     5,000    Delia's Inc.+                                              99,375
   600,000    Eagle Hardware & Garden, Inc.+                         12,450,000
   300,000    Gucci Group NV                                         19,162,500
   150,000    Mazel Stores, Inc.+                                     3,375,000
   250,000    Party City Corp.+                                       4,250,000
 1,000,000    PETsMART, Inc.+                                        21,875,000
   425,000    Sunglass Hut International, Inc.+                       3,081,250
   150,000    United Auto Group, Inc.+                                3,862,500
--------------------------------------------------------------------------------
                                                                     78,880,625
--------------------------------------------------------------------------------
Semiconductor and Electronics -- 10.6%
   400,000    ANADIGICS, Inc.+                                       15,700,000
   480,000    Cymer, Inc.+                                           23,100,000
   450,000    ESS Technology, Inc.+                                  12,656,250
   375,000    Triquint Semiconductor, Inc.+                           9,890,625
   662,600    3DLabs Inc., Ltd.+                                     15,239,800
--------------------------------------------------------------------------------
                                                                     76,586,675
--------------------------------------------------------------------------------
Software -- 12.0%
   250,000    Baan Co., N.V.+                                         8,687,500
   100,000    Check Point Software Technologies Ltd.+                 2,175,000
   160,000    Document Sciences Corp.+                                1,580,000
    67,500    Infinity Financial Technology, Inc.+                    1,164,375
    75,000    Information Management Resources, Inc.+                 1,584,375
    60,000    Memco Software Ltd.+                                    1,057,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             9

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                           December 31, 1996
--------------------------------------------------------------------------------

   SHARES                     SECURITY                                  VALUE
================================================================================

Software -- 12.0% (continued)
   400,000    Pegasystems Inc.+                                    $ 12,050,000
   600,000    PeopleSoft Inc.+                                       28,762,500
   625,000    Puma Technology, Inc.+                                 10,781,250
   200,000    SeaChange International, Inc.+                          5,100,000
   300,000    SELECT Software Tools ADR+                              5,475,000
    40,000    Versatility Inc.+                                         600,000
   100,000    VIASOFT, Inc.+                                          4,725,000
   225,000    Viisage Technology, Inc.+                               3,262,500
--------------------------------------------------------------------------------
                                                                     87,005,000
--------------------------------------------------------------------------------
Steel -- 0.3%
   100,000    Steel Dynamics, Inc.+                                   1,912,500
--------------------------------------------------------------------------------
Technology -- 0.9%
   110,000    Checkpoint Systems, Inc.+                               2,722,500
   400,000    SRS Labs, Inc.+                                         3,450,000
--------------------------------------------------------------------------------
                                                                      6,172,500
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost -- $572,204,340)                                671,969,863
================================================================================
WARRANTS -- 0.0%
       696    Jan Bell Marketing Inc., Expire 12/16/98
              (Cost -- $0)                                                   10
================================================================================

   FACE
   AMOUNT                      SECURITY                                 VALUE
================================================================================
REPURCHASE AGREEMENT -- 7.4%
$53,609,000   Chase Manhattan Bank, 6.550% due 1/2/97;
              Proceeds at maturity -- $53,628,508; (Fully
              collateralized by U.S. Treasury Notes,
              5.875% due 10/31/98; Market value -- $54,708,669)
              (Cost -- $53,609,000)                                  53,609,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $625,813,340*)                              $725,578,873
================================================================================

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities                           December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $625,813,340)                  $725,578,873
     Cash                                                                   382
     Receivable for securities sold                                  10,215,718
     Receivable for Fund shares sold                                  3,376,191
     Dividends and interest receivable                                   10,050
--------------------------------------------------------------------------------
     Total Assets                                                   739,181,214
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                4,913,870
     Payable for securities purchased                                   769,798
     Investment advisory fees payable                                   348,692
     Distribution fees payable                                          139,170
     Administration fees payable                                        125,990
     Accrued expenses and other liabilities                             196,766
--------------------------------------------------------------------------------
     Total Liabilities                                                6,494,286
--------------------------------------------------------------------------------
Total Net Assets                                                   $732,686,928
================================================================================
NET ASSETS:
     Par value of capital shares                                        $26,472
     Capital paid in excess of par value                            643,092,797
     Accumulated net investment loss                                     (6,962)
     Accumulated net realized loss from security transactions       (10,190,912)
     Net unrealized appreciation of investments                      99,765,533
--------------------------------------------------------------------------------
Total Net Assets                                                   $732,686,928
===============================================================================


Shares Outstanding:
     Class A                                                          8,445,529
     --------------------------------------------------------------------------
     Class B                                                         13,277,959
     --------------------------------------------------------------------------
     Class C                                                            970,644
     --------------------------------------------------------------------------
     Class Y                                                          3,329,629
     --------------------------------------------------------------------------
     Class Z                                                            448,429
     --------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $28.11
-------------------------------------------------------------------------------
     Class B*                                                            $27.28
     --------------------------------------------------------------------------
     Class C**                                                           $27.28
     --------------------------------------------------------------------------
     Class Y (and redemption price)                                      $28.21
     --------------------------------------------------------------------------
     Class Z (and redemption price)                                      $28.26
     --------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)         $29.59
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            11

--------------------------------------------------------------------------------
 Statement of Operations                    For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                        $2,929,959
     Dividends                                                          196,775
--------------------------------------------------------------------------------
     Total Investment Income                                          3,126,734
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                       3,536,580
     Investment advisory fees (Note 2)                                3,094,925
     Administration fees (Note 2)                                     1,125,428
     Shareholder and system servicing fees                              601,246
     Shareholder communications                                          83,973
     Registration fees                                                   66,889
     Audit and legal                                                     31,084
     Custody                                                             25,067
     Directors' fees                                                     20,053
     Other                                                               21,969
--------------------------------------------------------------------------------
     Total Expenses                                                   8,607,214
--------------------------------------------------------------------------------
Net Investment loss                                                  (5,480,480)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                         603,543,906
        Cost of securities sold                                     613,255,996
--------------------------------------------------------------------------------
     Net Realized Loss                                               (9,712,090)
     Decrease in Net Unrealized Appreciation                        (51,828,623)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (61,540,713)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(67,021,193)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets            For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                           1996             1995
----------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                                                $(5,480,480)     $(3,195,629)
     Net realized gain (loss)                                            (9,712,090)      21,960,199
     Increase (decrease) in net unrealized appreciation                 (51,828,623)      98,030,043
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                  (67,021,193)     116,794,613
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                  (5,788,148)      (7,592,812)
     Capital                                                             (7,183,275)            --
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (12,971,423)      (7,592,812)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares                                   668,556,473      237,931,179
     Net asset value of shares issued in connection
        with the transfer of net assets of the
        Smith Barney Telecommunications Growth Fund (Note 6)            169,172,249             --
     Net asset value of shares issued for reinvestment of dividends      11,155,330        7,348,955
     Cost of shares reacquired                                         (381,382,713)    (205,804,360)
     Increase in Net Assets From Fund Share Transactions                467,501,339       39,475,774
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  387,508,723      148,677,575
----------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of year                                                  345,178,205      196,500,630
----------------------------------------------------------------------------------------------------
     End of year*                                                      $732,686,928     $345,178,205
====================================================================================================
* Includes accumulated net investment loss of:                              $(6,962)            --
====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            13

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Smith Barney Special Equities Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and four other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Managed Growth Fund, Smith Barney Investment Grade Bond Fund and Smith Barney Growth Opportunity Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each portfolio and each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $5,473,518 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Portfolio pays SBMFM an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBMFM also acts as the Fund's administrator for which the Portfolio pays a fee calculated at any annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended December 31, 1996, SB received brokerage commissions of $47,100 and sales charges of approximately $1.8 million on sales of the Portfolio's Class A shares.


--------------------------------------------------------------------------------
14                                            1996 Annual Report to Shareholders

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended December 31, 1996, CDSCs paid to SB were approximately:

                                    Class A            Class B           Class C
================================================================================
CDSCs                               $26,000           $658,000           $22,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 1996, total Distribution Plan fees incurred were:

                                           Class A        Class B        Class C
================================================================================
Distribution Plan Fees                    $525,204      $2,787,000      $224,376
================================================================================

All officers and one Director of the Fund are employees of SB.

3. Investments

During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $1,005,031,769
--------------------------------------------------------------------------------
Sales                                                                603,543,906
================================================================================

At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                    $140,776,107 *
--------------------------------------------------------------------------------
Gross unrealized depreciation                                     (41,010,574)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $ 99,765,533 *
================================================================================
* Substantially the same for Federal income tax purposes.

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares

At December 31, 1996, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 1996, total paid-in capital amounted to the following for each class:

                                                                     Amount
================================================================================
Class A                                                          $175,544,851
--------------------------------------------------------------------------------
Class B                                                           323,697,409
--------------------------------------------------------------------------------
Class C                                                            27,856,605
--------------------------------------------------------------------------------
Class Y                                                           102,658,497
--------------------------------------------------------------------------------
Class Z                                                            13,361,907
================================================================================


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            15

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                Year Ended                    Year Ended
                                            December 31, 1996*            December 31, 1995**
                                        ---------------------------     --------------------------
                                          Shares          Amount         Shares         Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                             10,652,763     $327,836,971     6,906,656     $158,758,785
Net asset value of shares issued in
   connection with the transfer of
   Smith Barney Telecommunications
   Growth Fund's net assets (Note 6)     1,866,112       58,089,434          --               --
Shares issued on reinvestment              134,238        4,169,426       116,734        3,420,305
Shares redeemed                         (9,442,083)    (289,227,515)   (7,078,890)    (159,234,258)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  3,211,030     $100,868,316       (55,500)      $2,944,832
==================================================================================================
Class B
Shares sold                              6,525,207     $201,058,070     2,715,135      $66,677,618
Net asset value of shares issued in
   connection with the transfer of
   Smith Barney Telecommunications
   Growth Fund's net assets (Note 6)     3,645,892      110,318,124          --               --
Shares issued on reinvestment              202,395        6,108,286       128,647        3,689,606
Shares redeemed                         (2,843,971)     (83,581,409)   (2,085,066)     (45,134,660)
--------------------------------------------------------------------------------------------------
Net Increase                             7,529,523     $233,903,071       758,716      $25,232,564
==================================================================================================
Class C
Shares sold                                888,975      $27,449,605       296,498       $7,602,541
Net asset value of shares issued in
   connection with the transfer of
   Smith Barney Telecommunications
   Growth Fund's net assets (Note 6)        25,273          764,691          --               --
Shares issued on reinvestment               20,018          604,141         5,282          151,484
Shares redeemed                           (280,031)      (8,245,131)      (66,546)      (1,429,942)
--------------------------------------------------------------------------------------------------
Net Increase                               654,235      $20,573,306       235,234       $6,324,083
==================================================================================================
Class Y
Shares sold                              3,329,725     $103,595,400          --               --
Shares issued on reinvestment                 --               --            --               --
Shares redeemed                                (96)          (3,030)         --               --
--------------------------------------------------------------------------------------------------
Net Increase                             3,329,629     $103,592,370          --               --
==================================================================================================
Class Z
Shares sold                                274,522       $8,616,427       173,310       $4,892,235
Shares issued on reinvestment                8,768          273,477         2,986           87,560
Shares redeemed                            (10,978)        (325,628)         (179)          (5,500)
--------------------------------------------------------------------------------------------------
Net Increase                               272,312       $8,564,276       176,117       $4,974,295
==================================================================================================

* For Class Y shares, transactions are for the period from January 31, 1996 (inception date) to December 31, 1996.
** For Class Z shares, transactions are for the period from October 2, 1995
   (inception date) to December 31, 1995.


--------------------------------------------------------------------------------
16                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Transfer of Net Assets

On October 18, 1996, the Portfolio acquired the assets and certain liabilities of the Smith Barney Telecommunications Trust--Smith Barney Telecommunications Growth Fund ("SBTG"), pursuant to a plan of reorganization approved by SBTG shareholders on October 17, 1996. Total shares issued by the Portfolio and the total net assets of SBTG and the Portfolio on the date of the transfer were as follows:

                             Shares            Total Net              Total Net
 Acquired                  Issued by           Assets of             Assets of
   Fund                  the Portfolio           SBTG              the Portfolio
================================================================================
SBTG                       5,537,278          $169,172,249          $631,093,322
================================================================================

The total net assets of SBTG before acquisition included unrealized appreciation of $21,668,848. The net assets of the Portfolio immediately after the transfer were $800,265,571. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

7. Capital Loss Carryforward

At December 31, 1996, the Portfolio had, for Federal income tax purposes, approximately $7,971,000 of capital loss carryforwards available to offset future realized gains expiring December 31, 2004. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

8. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee, which is shared 60% by the Portfolio and 40% by the custodian. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

As of December 31, 1996, the Portfolio had no securities on loan.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            17

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class A Shares                                   1996(1)        1995       1994(1)      1993(1)     1992(2)
===========================================================================================================
Net Asset Value, Beginning of Year               $30.44        $19.10      $20.23       $15.47      $14.13
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                            (0.19)        (0.27)      (0.13)       (0.08)      (0.01)
   Net realized and unrealized gain (loss)        (1.50)        12.37       (1.00)        5.17        1.35
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (1.69)        12.10       (1.13)        5.09        1.34
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                             (0.28)        (0.76)       --          (0.33)       --
   Capital                                        (0.36)         --          --           --          --
-----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.64)        (0.76)       --          (0.33)       --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $28.11        $30.44      $19.10       $20.23      $15.47
-----------------------------------------------------------------------------------------------------------
Total Return                                      (5.81)%       63.48%      (5.59)%      32.90%       9.48%+++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $237,435      $159,316    $101,052      $50,121        $195
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.17%         1.43%       1.49%        1.67%       1.51%+
   Net investment loss                            (0.61)        (1.05)      (0.94)       (0.46)      (0.97)+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             118%          113%        123%         112%        211%
-----------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (3)                $0.06         $0.06        --           --          --
===========================================================================================================

Class B Shares                                     1996(1)      1995       1994(1)      1993(1)     1992(2)
===========================================================================================================
Net Asset Value, Beginning of Year                 $29.76      $18.82     $20.08         $15.47      $14.18
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                              (0.41)      (0.37)     (0.27)         (0.20)      (0.26)
   Net realized and unrealized gain (loss)          (1.43)      12.07      (0.99)          5.14        1.55
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (1.84)      11.70      (1.26)          4.94        1.29
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                               (0.28)      (0.76)      --            (0.33)       --
   Capital                                          (0.36)       --         --             --          --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.64)      (0.76)      --            (0.33)       --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $27.28      $29.76     $18.82         $20.08      $15.47
-----------------------------------------------------------------------------------------------------------
Total Return                                        (6.44)%     62.30%     (6.27)%        31.93%       9.10%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $362,163    $171,081    $93,920       $138,401     $78,130
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.91%       2.04%      2.21%          2.34%       2.32%
   Net investment loss                              (1.36)      (1.61)     (1.66)         (1.13)      (1.77)
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               118%        113%       123%           112%        211%
-----------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (3)                  $0.06       $0.06       --             --          --
===========================================================================================================

(1) The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since use of the undistributed method did not accord with results of operations.
(2) For the period from November 6, 1992 (inception date) to December 31, 1992.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
18                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class C Shares                                      1996(1)        1995         1994(1)    1993(1)(2)
======================================================================================================
Net Asset Value, Beginning of Year                  $29.77        $18.82        $20.08      $22.62
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                               (0.41)        (0.42)        (0.25)      (0.16)
   Net realized and unrealized gain (loss)           (1.44)        12.13         (1.01)      (2.05)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (1.85)        11.71         (1.26)      (2.21)
------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                (0.28)        (0.76)         --         (0.33)
   Capital                                           (0.36)         --            --          --
------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.64)        (0.76)         --         (0.33)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $27.28        $29.77        $18.82      $20.08
------------------------------------------------------------------------------------------------------
Total Return                                         (6.44)%       62.35%        (6.27)%     (9.77)%+++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $26,480        $9,417        $1,528        $185
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                           1.90%         2.25%         2.15%       2.19%+
   Net investment loss                               (1.34)        (1.79)        (1.60)      (0.98)+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                118%          113%          123%        112%
------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (3)                   $0.06         $0.06          --          --
======================================================================================================

(1) The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since use of the undistributed method did not accord with results of operations.
(2) For the period from October 18, 1993 (inception date) to December 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            19

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

                                             Class Y
                                              Shares           Class Z Shares
                                            ----------      --------------------
                                            1996(1)(2)      1996(1)    1995(3)
================================================================================
Net Asset Value, Beginning of Year            $28.99        $30.46     $26.49
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                         (0.08)        (0.08)     (0.06)
   Net realized and unrealized gain (loss)     (0.06)        (1.48)      4.79
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.14)        (1.56)      4.73
--------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                          (0.28)        (0.28)     (0.76)
   Capital                                     (0.36)        (0.36)      --
--------------------------------------------------------------------------------
Total Distributions                            (0.64)        (0.64)     (0.76)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                  $28.21        $28.26     $30.46
--------------------------------------------------------------------------------
Total Return                                   (0.75)%++     (5.37)%    17.95%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $93,938       $12,671     $5,364
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     0.82%+        0.80%      1.10%+
   Net investment loss                         (0.29)+       (0.24)     (0.86)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          118%          118%       113%
--------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions                 $0.06         $0.06      $0.06
================================================================================

(1) The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since use of the undistributed method did not accord with results of operations.
(2) For the period from January 31, 1996 (inception date) to December 31, 1996.
(3) For the period from October 2, 1995 (inception date) to December 31, 1995. +++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
 Tax Information (unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $481,711 from long-term capital gains which are taxable as such.


--------------------------------------------------------------------------------
20                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Special Equities Fund of Smith Barney Investment Funds Inc. as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1994, were audited by other auditors whose report thereon, dated February 10, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Special Equities Fund of Smith Barney Investment Funds as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ KPMG Peat Marwick LLP


New York, New York
February 18, 1997


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            21

SMITH BARNEY
SPECIAL EQUITIES FUND

Directors
Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Ken Miller
John F. White

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

George V. Novello
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual Funds Management Inc.

Distibutor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Special Equities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
----------------------------------

A Member of TraverlersGroup [LOGO]


SMITH BARNEY SPECIAL EQUITIES FUND
SMITH BARNEY MUTUAL FUNDS
388 Greenwich Street
New York, New York 10013


FD0313 2/97

                                     [PHOTO]


                    Smith Barney
                    Managed
                    Growth Fund
                    ----------------------
                    ANNUAL REPORT
                    ----------------------
                    December 31, 1996

[GRAPHIC]


              [LOGO]Smith Barney Mutual Funds

                    Investing for your future.
                    Every day(sm).

--------------------------------------------------------------------------------
 Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                        [PHOTO]

HEATH B.                       DOUGLAS
MCLENDON                       JOHNSON

Chairman and                   Vice President and
Chief Executive Officer        Investment Officer

Fellow Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Managed Growth Fund for the year ended December 31, 1996. In this report we summarize the period's prevailing market and economic conditions and outline the investment strategy employed by the Fund during this time. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.


Performance and Market Update

The Smith Barney Managed Growth Fund gained 16.33% during the year ended December 31, 1996, compared to the gain of 22.95% for the Standard & Poor's 500 Stock Index (S&P 500), an index that measures the performance of 500 widely held common stocks. Throughout the first five months of 1996, small-cap stocks, which comprise about 70% of the Fund's holdings, outperformed large-cap stocks. However, a sharp sell-off in early July erased most of the gains posted by small-cap stocks earlier in the year. Small-cap stocks rebounded between late July and September, only to retreat once again during the fourth quarter. However, the Russell 2000 Index, a measure of small-company stock performance, still managed to register a 16.50% gain for the year. In our view, the contrasting performance between large- and small-cap stocks can be attributed to the classic "flight to safety" phenomenon that occurs as investors look to larger, more liquid issues that they believe will offer greater earnings stability.


Investment Strategy

The Smith Barney Managed Growth Fund seeks growth of capital by investing primarily in the stocks of companies that are currently out of favor, price depressed or undervalued. We employ a bottom-up approach, looking at individual companies as opposed to macroeconomic or market conditions. The Fund purchases companies that are trading at or near their 52-week lows because we believe these companies offer great upside potential with limited downside risk. When evaluating individual companies, we do not use technical analysis, but we do utilize various methods that help us evaluate the downside risk of each stock. The first thing we look at is the company's free cash flow, because we believe companies that generate a lot of free cash will always have value in the market. Other techniques we use include the relative price-earnings ratio, market cap-to-sales ratio, price-to-book value, historical dividend yield and private market value. Our stock selection process is not an exact science. Depending on the company, the industry and other special circumstances, there are certain valuation methods that may be more relevant than others.


Portfolio Update

Most investors anticipated that U.S. economic growth would slow down in 1996. However, the U.S. economy actually expanded at a healthy pace during the first half of the year. As a result, interest rates rose as investors grew concerned over the possible reemergence of inflation. During this period of rising interest rates, the Managed Growth Fund performed extremely well for three main reasons. First, smaller companies tended to outperform larger companies during this period. Second, we had a concentration of cyclical companies in the Fund that we purchased in 1995, when they were very much out of favor. When the economy did not slow down in 1996, the valuation on cyclical companies improved. Several of our holdings appreciated enough to meet our price targets and were sold. Third, we did not have a large exposure to the financial services sector, which underperformed


--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                               1
during the first half of the year. However, as interest rates began to decline during the third quarter, financial stocks turned in a strong performance and were among the top performers of 1996. Currently, the financial services sector makes up 3.5% of the Fund's total equity assets. This sector has been the most difficult one for us to find good, but still out of favor companies.

At the beginning of the year, we had a smaller weighting in the technology sector. We took advantage of the inherent volatility in the share prices of technology companies and added a number of new companies to the Fund at very attractive prices. As of December 31, 1996, the Managed Growth Fund had 19.3% of its total equity assets invested in the technology sector. In fact, technology was the top performing sector for the equity market as a whole and for the Fund in 1996. Health care is another sector that we have added to throughout the year, particularly during the summer months. We believe the healthcare sector, which now stands at 18.1% of the Fund's total equity assets, possesses long-term growth potential as companies continue to look for cost-effective solutions to healthcare costs.

The newest additions to the Fund this past fiscal year include LTV (steel), Silicon Graphics (high-end workstations), Alexander & Alexander (insurance broker), Great Lakes Chemical (chemicals), Giddings and Lewis (machine tools) and Telephone and Data Systems (cellular telephones). The top-performing stock for the Fund during the reporting period was Network Computing Devices. The company recently signed a contract to produce network computers for IBM. Other top performers for the Managed Growth Fund were Helene Curtis, which was bought out by Unilever during the first quarter, and technology company Triquint Semiconductors, which had an average gain of 115% for the Fund in 1996. We sold our holdings in three companies whose earnings and fundamentals deteriorated over the course of the year: Blair Corporation (a small direct retailer), Pepsi-Cola Puerto Rico Bottling Company (Pepsi bottler) and Ekco Group (housewares).


Market Outlook

Given the continued rise in the stock market, we found it difficult to find large, blue chip companies that were out of favor during 1996. However, the level of volatility that existed in the stock market this year helped the Managed Growth Fund accumulate quality, small-cap companies at bargain prices. We remain committed to our disciplined approach of buying quality companies that are out of favor. While we do not try to forecast the future direction of the stock market, we do believe that there will be new investment opportunities for the Fund in 1997.

Thank you for investing in the Smith Barney Managed Growth Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon         /s/ Douglas Johnson

Heath B. McLendon             Douglas Johnson
Chairman and                  Vice President and
Chief Executive Officer       Investment Officer

January 20, 1997

-----------------------------------------------------------------
 Top Ten Holdings*                              December 31, 1996
-----------------------------------------------------------------
 1.  Federal Home Loan Mortgage Corp.,
       5.70% due 1/2/97                                      5.8%
-----------------------------------------------------------------
 2.  Forest Labs Inc.                                        3.2
-----------------------------------------------------------------
 3.  Reader's Digest Association, Inc.                       2.7
-----------------------------------------------------------------
 4.  Dean Foods                                              2.6
-----------------------------------------------------------------
 5.  Read-Rite Corp.                                         2.4
-----------------------------------------------------------------
 6.  United Healthcare Corp.                                 2.4
-----------------------------------------------------------------
 7.  UST, Inc.                                               2.2
-----------------------------------------------------------------
 8.  Humana, Inc.                                            2.0
-----------------------------------------------------------------
 9.  Pennzoil Co.                                            1.9
-----------------------------------------------------------------
 10. Wellpoint Health Networks, Inc.                         1.8
-----------------------------------------------------------------

* As a percentage of total investments.


--------------------------------------------------------------------------------
 2                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 An Interview with Portfolio Manager Douglas Johnson
--------------------------------------------------------------------------------

Contrarian Investing

We recently had an opportunity to speak with Douglas Johnson, Portfolio Manager of the Smith Barney Managed Growth Fund. Mr. Johnson is a CFA with more than 17 years of Wall Street experience. Before joining Smith Barney in January of 1995, Mr. Johnson was with SAFECO Asset Management, where he successfully managed over $650 million in equity assets. Mr. Johnson received both his B.S. in Electrical Engineering and his M.B.A. degree from the University of Washington.

Doug, how would you characterize your management style?

Doug: We are what you call "contrarian" investors. We use a bottom-up approach, meaning we look at individual companies rather than taking a top-down approach that focuses on macroeconomic or market conditions. We seek quality companies whose stocks are trading at or near their 52-week lows. The reason we target currently out-of-favor or price-depressed companies is that we believe they can offer great potential for price appreciation and also provide greater down side protection. You never know when a market downturn will occur, and we have found that quality companies that have already been beaten down in price tend to hold up better in difficult markets.

Given the strong performance of the stock market in 1995 and 1996, have you found it more difficult to find undervalued or out-of-favor stocks?

Doug: As far as finding opportunities, it has been difficult to find large, blue chip companies that are out of favor. A lot of large-cap stocks bottomed out at the end of 1994 and moved higher in 1995 and 1996 - the two-year return of the S&P 500 at the end of 1996 was 69.2%. So, since the Smith Barney Managed Growth Fund began, we have been able to find many more small-cap opportunities than large-cap opportunities. In fact, we have quite a few companies that did very well in 1996. During the course of the year, a total of 123 companies were in the Fund at one time or another. 20 of those companies were up at least 50% during 1996, and 50 of those 123 companies were up at least 20% for the year. We have therefore been able to find opportunities in this rising market, but again, most of them have been small- or mid-cap companies.

Doug, can you tell us more about how you select individual stocks for the Fund?

Doug: We begin the selection process with a review of companies that appear in our database which indicates companies that are trading within 10 percent of their 52-week low. We then try to evaluate the downside risk by looking at where these companies have bottomed out in the past. We do this by using a number of different quantification methods and ratios such as price to free cash flow ratios, relative price-earnings ratios, market-cap to sales ratios, price-to-book value, historical dividend yields and private market values. Certain ratios may indicate that a stock has reached its lowest level, while others will not. Therefore, the quantification process differs, depending on the company and the industry. Although this is not an exact science, we know what methods work and which tend not to work. Yet, just because we have quantified the downside risk doesn't mean we are going to buy that stock immediately. Any company that is trending down in a bull market causes concern. Therefore, we like to see some sort of news on a company that clears the air, such as a bad earnings report, a credit downgrade or litigation--anything that will make people want to sell the stock. A lot of people look for a positive catalyst when analyzing stocks. But we are just the opposite--we try to prey on the mistakes of investors who get disenchanted or impatient, by finding good companies at bargain prices and hopefully making money with them.


--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                               3

Can you tell us how and why you became a contrarian investor?

Doug: Sure. When I first started with SAFECO in 1979, the person who ran the department was a real savvy value investor who looked for companies with low price- earnings ratios and high dividend yields. My background was in technology. I have a bachelor's degree in engineering, I worked in the electronics industry for two years and I've covered the industry as an analyst. So, when I was with SAFECO, I learned the value side of investing and on my own as an analyst I learned how to analyze growth potential, particularly in the technology sector. What I have been able to do is meld the two disciplines together to take a value approach to technology and other sectors that have growth potential such as health care--and that is where I have gotten a lot of the best ideas for my portfolios over the years.

How does your approach differ from the typical value approach?

Doug: Most value investors emphasize low price-earnings ratios, and that's not really our focus. We focus on measuring the downside risk, by using a lot of different methods--just pure earnings is not what is going to get us to buy a company. The techniques I mentioned earlier should help us find companies that are currently out of favor that are also in industries that have long-term growth potential. We have found that most true value investors tend to migrate toward lots of industries with low price-earnings ratios such as banking, autos, aerospace, oil, chemicals, tobacco, insurance, electric utilities and telephone utilities. While those areas may not have good long-term growth, they tend to have low price-earnings ratios and higher dividend yields. Where we have had the most success for shareholders has been in areas that we believe have excellent long-term growth prospects such as technology and health care. Simply trying to find companies with low price-earnings ratios and high dividend yields just doesn't seem to work in those particular industries. To be contrarian and a value type of investor in technology and health care you have to look at different things. So while we have a value approach, we tend to gravitate toward industries that have outstanding long-term growth prospects.

When does the Smith Barney Managed Growth Fund tend to outperform the broad market averages?

Doug: When interest rates are trending up, the Fund tends to do a lot better than the market averages. When rates are going down, we have tended to lag the market averages--although the Fund has had a positive return in 1996. We did a study where we took the months during 1996 that interest rates rose and the months that interest rates went down. What we found was that the Fund significantly outperformed the market during the months that interest rates rose, and significantly underperformed during the months that rates went down. In addition, out of the last 135 down days for the S&P 500, the Managed Growth Fund has outperformed 81% of the time and was actually up 28% of the days the market was down.

What is your outlook for 1997?

Doug: Our style is not to make market projections, but rather to do our homework in such a way that we will recognize opportunities when they arise. The nature of the market is such that even if 1997, or any year for that matter, is a bull market, certain sectors and individual companies will see their prices beaten down. Therefore, we will remain committed to our strategy of looking for good companies at attractive prices regardless of overall market conditions.

--------------------------------------------------------------------------------
4                                             1996 Annual Report to Shareholders

================================================================================
 Historical Performance -- Class A Shares
================================================================================

                                                     Net Asset Value
                                                --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
================================================================================================================================
12/31/96                                          $12.03           $13.42            $0.09             $0.46           16.33%
--------------------------------------------------------------------------------------------------------------------------------
Inception*- 12/31/95                               12.00            12.03             0.15              0.00            1.53+
================================================================================================================================
  Total                                                                              $0.24             $0.46
================================================================================================================================

================================================================================
 Historical Performance -- Class B Shares
================================================================================

                                                     Net Asset Value
                                                --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
================================================================================================================================
12/31/96                                          $12.02           $13.41            $0.00             $0.46           15.55%
--------------------------------------------------------------------------------------------------------------------------------
Inception*- 12/31/95                               12.00            12.02             0.11              0.00            1.16+
================================================================================================================================
  Total                                                                              $0.11             $0.46
================================================================================================================================

================================================================================
 Historical Performance -- Class C Shares
================================================================================

                                                     Net Asset Value
                                                --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
================================================================================================================================
12/31/96                                          $12.03           $13.41            $0.00             $0.46           15.45%
--------------------------------------------------------------------------------------------------------------------------------
Inception*- 12/31/95                               12.00            12.03             0.11              0.00            1.16+
================================================================================================================================
  Total                                                                              $0.11             $0.46
================================================================================================================================


================================================================================
 Historical Performance -- Class Y Shares
================================================================================

                                                     Net Asset Value
                                                --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
================================================================================================================================
Inception*- 12/31/96                              $12.21           $13.43            $0.13             $0.46           14.97%+
================================================================================================================================

================================================================================
 Historical Performance -- Class Z Shares
================================================================================

                                                     Net Asset Value
                                                --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
================================================================================================================================
12/31/96                                          $12.03           $13.43            $0.13             $0.46           16.69%
--------------------------------------------------------------------------------------------------------------------------------
Inception*- 12/31/95                               11.83            12.03             0.16              0.00            3.06+
================================================================================================================================
  Total                                                                              $0.29             $0.46
================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                               5

================================================================================
Average Annual Total Return
================================================================================

                                                                                Without Sales Charge(1)
                                                   -----------------------------------------------------------------------------
                                                   Class A             Class B         Class C         Class Y          Class Z
================================================================================================================================
Year Ended 12/31/96                                 16.33%              15.55%           15.45%           N/A           16.69%
--------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/96                         11.66               10.83            10.83          14.97%+         15.95
================================================================================================================================

                                                                                With Sales Charge(2)
                                                   -----------------------------------------------------------------------------
                                                   Class A             Class B         Class C         Class Y          Class Z
================================================================================================================================
Year Ended 12/31/96                                 10.54%              10.55%           14.45%           N/A           16.69%
--------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/96                          7.94                8.30            10.83          14.97%+         15.95
================================================================================================================================


================================================================================
 Cumulative Total Return
================================================================================

                                                                      Without Sales Charge(1)
=============================================================================================
Class A (Inception* through 12/31/96)                                        18.12%
---------------------------------------------------------------------------------------------
Class B (Inception* through 12/31/96)                                        16.79
---------------------------------------------------------------------------------------------
Class C (Inception* through 12/31/96)                                        16.79
---------------------------------------------------------------------------------------------
Class Y (Inception* through 12/31/96)                                        14.97+
---------------------------------------------------------------------------------------------
Class Z (Inception* through 12/31/96)                                        20.26
=============================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception date for Class A, B and C shares is June 30, 1995. Inception date for Class Y and Z shares is January 31, 1996 and October 2, 1995, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
6                                             1996 Annual Report to Shareholders

================================================================================
 Smith Barney Managed Growth Fund at a Glance (unaudited)
================================================================================


Growth of $10,000 Invested in Class A Shares of the
Smith Barney Managed Growth Fund vs. the Standard & Poor's 500 Index
--------------------------------------------------------------------------------


                            June 1995 - December 1996

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Smith Barney Managed Growth Fund         S&P 500 Index
                  --------------------------------         -------------
June 1995                     $ 9,501                         $10,000
Dec 1995                        9,647                          11,443
June 1996                      10,505                          12,597
Dec 1996                      $11,222                         $14,069


Hypothetical illustration of $10,000 invested in Class A shares at inception on June 30, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1996. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.



Industry Diversification of Common Stocks
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                    Basic Materials                11.9%
                    Capital Goods                  9.8%
                    Consumer Cyclicals             16.9%
                    Consumer Staples               8.5%
                    Energy                         3.9%
                    Financial Services             3.5%
                    Healthcare                     18.1%
                    Technology                     19.3%
                    Transportation                 3.3%
                    Utilities                      3.8%
                    Miscellaneous                  1.0%



Investment Breakdown
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                    Repurchase Agreement                        3.2%
                    U.S. Government Agency Obligations          6.8%
                    Common Stocks                              90.0%


--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                               7

--------------------------------------------------------------------------------
 Schedule of Investments                                       December 31, 1996
--------------------------------------------------------------------------------

            SHARES                                                 SECURITY                                             VALUE
====================================================================================================================================

COMMON STOCKS -- 90.0%
Auto Related -- 0.9%
             515,000       Stant Corp.                                                                                 $ 8,111,250
------------------------------------------------------------------------------------------------------------------------------------

Building & Construction -- 1.5%
             450,000       Cameron Ashley Building Products+                                                             6,300,000
             425,000       Giant Cement Holding, Inc.+                                                                   6,853,125
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        13,153,125
------------------------------------------------------------------------------------------------------------------------------------

Chemicals -- 5.3%
             560,000       A. Schulman, Inc.                                                                            13,720,000
             139,600       Crompton & Knowles Corp.                                                                      2,687,300
             210,000       Great Lakes Chemical Corp.                                                                    9,817,500
             228,300       NCH Corp.                                                                                    13,755,075
             300,000       Penwest Ltd.                                                                                  5,250,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        45,229,875
------------------------------------------------------------------------------------------------------------------------------------

Closed-End Mutual Funds -- 0.9%
              37,400       Morgan Stanley Africa Investment Fund, Inc.                                                     509,575
             367,800       Swiss Helvetia Fund                                                                           7,310,025
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         7,819,600
------------------------------------------------------------------------------------------------------------------------------------

Communications Equipment -- 1.3%
             260,000       California Microwave, Inc.+                                                                   3,867,500
             362,500       Crosscomm Corp.+                                                                              1,903,125
             350,000       Network Equipment Technologies, Inc.+                                                         5,775,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        11,545,625
------------------------------------------------------------------------------------------------------------------------------------

Computer Software -- 2.5%
             760,000       INTERSOLV+                                                                                    7,030,000
             900,000       Mentor Graphics Corp.+                                                                        8,775,000
             225,000       Santa Cruz Operation, Inc.+                                                                   1,575,000
             390,000       Software 2000, Inc.+                                                                          3,266,250
              40,000       Wall Data, Inc.+                                                                                605,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        21,251,250
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SYSTEMS -- 7.0%
              95,000       Applied Voice Technology, Inc.+                                                               1,163,750
             420,800       ECC International Corp.+                                                                      3,471,600
             260,000       Network Computing Devices, Inc.+                                                              2,632,500
             825,000       Read-Rite Corp.+                                                                             20,831,250
             695,000       Sequent Computer Systems, Inc.+                                                              12,336,250
             200,000       Sequoia Systems, Inc.+                                                                          450,000
             225,000       Silicon Graphics, Inc.+                                                                       5,737,500
             500,000       Stratus Computer, Inc.+                                                                      13,625,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        60,247,850
------------------------------------------------------------------------------------------------------------------------------------

Distributor - Consumer Products -- 2.3%
             255,500       Amway Asia Pacific Ltd.                                                                      10,826,813
              50,000       Duracell International, Inc.                                                                  3,493,750
             400,000       Swiss Army Brands, Inc.+                                                                      5,300,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        19,620,563
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1996 Annual Report to Shareholders

            SHARES                                                 SECURITY                                             VALUE
====================================================================================================================================

Electric -- 2.9%
             480,000       Ansaldo Signal N.V.+                                                                        $ 3,540,000
             575,000       Cherry Corp., Class A Shares+                                                                 9,200,000
              10,000       Cherry Corp., Class B Shares+                                                                   157,500
             382,500       Lincoln Electric Co., Class A Shares                                                         11,570,625
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        24,468,125
------------------------------------------------------------------------------------------------------------------------------------

Electronics -- 2.1%
             377,200       AVX Corp.                                                                                     8,109,800
             392,700       Watkins-Johnson Co.                                                                           9,621,150
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        17,730,950
------------------------------------------------------------------------------------------------------------------------------------

Environmental Control -- 1.8%
             350,000       Fluor Daniel/GTI, Inc.+                                                                       2,756,250
             450,000       Safety-Kleen Corp.                                                                            7,368,750
             294,600       Wellman, Inc.                                                                                 5,045,025
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        15,170,025
------------------------------------------------------------------------------------------------------------------------------------

Financial Services -- 2.6%
             320,000       First Savings Bank of Washington Bancorp, Inc.                                                5,880,000
           1,150,000       Phoenix Duff & Phelps Corp.                                                                   8,193,750
             500,000       SPS Transaction Services Corp.+                                                               7,625,000
              25,000       Washington Federal, Inc.                                                                        662,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        22,361,250
------------------------------------------------------------------------------------------------------------------------------------

Food -- 3.6%
             693,500       Dean Foods Co.                                                                               22,365,375
              93,000       Golden Enterprises, Inc.                                                                        720,750
             420,000       Lance, Inc.                                                                                   7,560,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        30,646,125
------------------------------------------------------------------------------------------------------------------------------------

Healthcare -- 9.9%
             875,000       Humana, Inc.+                                                                                16,734,375
             882,600       Mid Atlantic Medical Services, Inc.+                                                         11,804,775
             605,000       Neuromedical Systems, Inc.+                                                                   8,016,250
             160,000       PHAMIS, Inc.+                                                                                 2,060,000
             450,000       United Healthcare Corp.                                                                      20,250,000
             514,500       Value Health, Inc.+                                                                          10,032,750
             450,020       Wellpoint Health Networks, Inc.+                                                             15,469,437
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        84,367,587
------------------------------------------------------------------------------------------------------------------------------------

Household Furniture & Appliances -- 2.2%
              49,700       Ethan Allen Interiors Inc.                                                                    1,913,450
             250,000       Flexsteel Industries, Inc.                                                                    3,250,000
             600,000       Singer Co. N.V.                                                                              13,425,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        18,588,450
------------------------------------------------------------------------------------------------------------------------------------

Insurance -- 0.5%
             250,000       Alexander & Alexander Services, Inc.                                                          4,343,750
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                               9

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                           December 31, 1996
--------------------------------------------------------------------------------

            SHARES                                                 SECURITY                                             VALUE
====================================================================================================================================

Iron/Steel -- 2.2%
             800,000       LTV Corp.                                                                                   $ 9,500,000
             535,000       Worthington Industries, Inc.                                                                  9,696,875
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        19,196,875
------------------------------------------------------------------------------------------------------------------------------------

Machinery -- 4.1%
             850,000       Giddings & Lewis, Inc.                                                                       10,943,750
             412,000       Lawson Products, Inc.                                                                         9,012,500
             520,000       Stewart & Stevenson Services, Inc.                                                           15,145,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        35,101,250
------------------------------------------------------------------------------------------------------------------------------------

Manufacturing -- 1.2%
             425,000       Watts Industries, Inc., Class A Shares                                                       10,146,875
------------------------------------------------------------------------------------------------------------------------------------

Medical Supply -- 1.7%
             300,000       The York Group, Inc.                                                                          5,850,000
             302,600       West Co., Inc.                                                                                8,548,450
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        14,398,450
------------------------------------------------------------------------------------------------------------------------------------

Metal Fabricators -- 1.5%
             409,600       Century Aluminum Co.                                                                          7,065,600
             150,000       Trinity Industries, Inc.                                                                      5,625,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        12,690,600
------------------------------------------------------------------------------------------------------------------------------------

Mining -- 1.0%
             300,000       Ashland Coal, Inc.                                                                            8,325,000
------------------------------------------------------------------------------------------------------------------------------------

Office Equipment & Supplies -- 1.1%
             528,400       A.T. Cross Co.                                                                                6,142,650
             171,300       Hunt Manufacturing Co.                                                                        3,104,812
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         9,247,462
------------------------------------------------------------------------------------------------------------------------------------

Oil -- 3.2%
             300,000       Holly Corp.                                                                                   8,025,000
             282,200       Pennzoil Co.                                                                                 15,944,300
             191,000       Wiser Oil Co.                                                                                 3,772,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        27,741,550
------------------------------------------------------------------------------------------------------------------------------------

OIL SERVICES -- 1.2%
             310,000       J. Ray McDermott, S.A.+                                                                       6,820,000
             126,000       Offshore Logistics, Inc.+                                                                     2,441,250
              51,500       RPC, Inc.+                                                                                      772,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        10,033,750
------------------------------------------------------------------------------------------------------------------------------------

Paper & Forest Products -- 1.5%
             450,000       Crown Vantage, Inc.+                                                                          3,825,000
             422,000       Louisiana Pacific Corp.                                                                       8,914,750
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        12,739,750
------------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                           December 31, 1996
--------------------------------------------------------------------------------

              SHARES       SECURITY                                                                                          VALUE
====================================================================================================================================


Pharmaceutical -- 5.5%
             830,000       Forest Labs Inc., Class A Shares+                                                           $27,182,500
             850,000       Mylan Laboratories                                                                           14,237,500
             650,000       Perrigo Co.+                                                                                  5,931,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        47,351,250
------------------------------------------------------------------------------------------------------------------------------------

Photography/Imaging -- 0.9%
             790,000       Scitex Corp.                                                                                  7,505,000
------------------------------------------------------------------------------------------------------------------------------------

Publishing/Printing -- 6.0%
             125,000       Houghton Mifflin Co.                                                                          7,078,125
             370,000       McClatchy Newspapers, Inc., Class A Shares                                                   12,950,000
             575,000       Reader's Digest Association, Inc., Class A Shares                                            23,143,750
             338,800       Torstar Corp., Class B Shares                                                                 8,156,708
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        51,328,583
------------------------------------------------------------------------------------------------------------------------------------

Retail - Specialty -- 0.4%
             410,000       TBC Corp.+                                                                                    3,075,000
------------------------------------------------------------------------------------------------------------------------------------

Semiconductors -- 1.3%
             528,500       Alpha Industries, Inc.+                                                                       4,161,938
             492,000       Bell Microproducts, Inc.+                                                                     4,366,500
             335,000       Quality Semiconductor, Inc.+                                                                  3,015,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        11,543,438
------------------------------------------------------------------------------------------------------------------------------------

Shoes -- 1.2%
           1,020,000       Stride Rite Corp.                                                                            10,200,000
------------------------------------------------------------------------------------------------------------------------------------

Specialized Services -- 0.9%
             400,000       Rollins, Inc.                                                                                 8,000,000
------------------------------------------------------------------------------------------------------------------------------------

Telephone -- 2.0%
             342,900       Century Telephone Enterprises                                                                10,587,037
             185,200       Telephone and Data Systems, Inc.                                                              6,713,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        17,300,537
------------------------------------------------------------------------------------------------------------------------------------

Textile -- 1.2%
             365,000       Haggar Corp.                                                                                  5,794,375
             513,000       Norton McNaughton, Inc.+                                                                      4,360,500
                                                                                                                        10,154,875
Tobacco -- 2.2%
             595,000       UST, Inc.                                                                                    19,263,125
------------------------------------------------------------------------------------------------------------------------------------

Transportation -- 1.4%
             250,000       Airborne Freight Corp.                                                                        5,843,750
             174,200       Pittston Brink's Group                                                                        4,703,400
              87,100       Pittston Burlington Group                                                                     1,742,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        12,289,150
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                              11

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                           December 31, 1996
--------------------------------------------------------------------------------

              SHARES       SECURITY                                                                                          VALUE
====================================================================================================================================


Trucking -- 1.0%
              65,000       Builders Transport Inc.+                                                                      $ 174,688
             450,000       Frozen Foods Express Industries, Inc.                                                         4,050,000
             320,000       Yellow Corp.+                                                                                 4,600,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         8,824,688
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL COMMON STOCKS
                           (Cost-- $691,218,593)                                                                       771,112,608
====================================================================================================================================



             FACE
            AMOUNT                                                 SECURITY                                             VALUE
====================================================================================================================================

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.8%
         $50,000,000       Federal Home Loan Mortgage Corp., 5.700% due 1/2/97                                          49,992,083
           8,500,000       Federal Home Loan Mortgage Corp., 5.460% due 1/9/97                                           8,489,687
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                           (Cost-- $58,481,770)                                                                         58,481,770
====================================================================================================================================


REPURCHASE AGREEMENT -- 3.2%
          27,676,000       Chase Manhattan Bank, 6.550% due 1/2/97;
                           Proceeds at maturity -- $27,686,071; (Fully collateralized by
                           U.S. Treasury Notes, 5.875% due 10/31/98;
                           Market value-- $28,943,247) (Cost-- $27,676,000)                                             27,676,000
====================================================================================================================================

                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $777,376,363*)                                                                     $857,270,378
====================================================================================================================================


+  Non-income producing security.
*  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities                           December 31, 1996
--------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost $777,376,363)                    $ 857,270,378
     Receivable for Fund shares sold                                  3,144,067
     Dividends and interest receivable                                  483,351
     Other assets                                                       285,242
--------------------------------------------------------------------------------
     Total Assets                                                   861,183,038
--------------------------------------------------------------------------------
LIABILITIES:
     Management fees payable                                            625,402
     Payable for Fund shares purchased                                  389,866
     Distribution fees payable                                          200,202
     Payable for securities purchased                                   137,698
     Accrued expenses and other liabilities                              94,878
--------------------------------------------------------------------------------
     Total Liabilities                                                1,448,046
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 859,734,992
================================================================================
NET ASSETS:
     Par value of capital shares                                  $      64,101
     Capital paid in excess of par value                            783,243,884
     Undistributed net investment income                                233,268
     Accumulated net realized loss from security transactions        (3,700,276)
     Net unrealized appreciation of investments                      79,894,015
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 859,734,992
================================================================================

Shares Outstanding:
     Class A                                                         16,317,182
--------------------------------------------------------------------------------
     Class B                                                         36,151,509
--------------------------------------------------------------------------------
     Class C                                                          5,096,079
--------------------------------------------------------------------------------
     Class Y                                                          4,876,088
--------------------------------------------------------------------------------
     Class Z                                                          1,660,003
--------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                               $       13.42
--------------------------------------------------------------------------------
     Class B*                                                     $       13.41
--------------------------------------------------------------------------------
     Class C**                                                    $       13.41
--------------------------------------------------------------------------------
     Class Y (and redemption price)                               $       13.43
--------------------------------------------------------------------------------
     Class Z (and redemption price)                               $       13.43
--------------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)    $       14.13
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                              13

 Statement of Operations                    For the Year Ended December 31, 1996
================================================================================
INVESTMENT INCOME:
     Dividends                                                    $   8,962,487
     Interest                                                         5,975,218
     Less: Foreign withholding tax                                      (80,058)
--------------------------------------------------------------------------------
     Total Investment Income                                         14,857,647
--------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                         6,034,652
     Distribution fees (Note 2)                                       5,161,552
     Shareholder and system servicing fees                              637,438
     Registration fees                                                  241,770
     Shareholder communications                                         139,720
     Directors' fees                                                     43,184
     Custody                                                             35,605
     Audit and legal                                                     29,064
     Other                                                               10,995
--------------------------------------------------------------------------------
     Total Expenses                                                  12,333,980
--------------------------------------------------------------------------------
Net Investment Income                                                 2,523,667
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                         200,768,011
        Cost of securities sold                                     165,549,437
--------------------------------------------------------------------------------
     Net Realized Gain                                               35,218,574
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                            13,057,452
        End of year                                                  79,894,015
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                         66,836,563
--------------------------------------------------------------------------------
Net Gain on Investments                                             102,055,137
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 104,578,804
================================================================================

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
14                                            1996 Annual Report to Shareholders

Statements of Changes in Net Assets             For the Years Ended December 31,
================================================================================

                                                                      1996                   1995(a)
========================================================================================================
OPERATIONS:
     Net investment income                                          $  2,523,667             $ 5,290,575
     Net realized gain (loss)                                         35,218,574             (10,963,695)
     Increase in net unrealized appreciation                          66,836,563              13,057,452
--------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                          104,578,804               7,384,332
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                            (2,350,122)             (5,230,852)
     Net realized gains                                              (27,955,155)                     --
--------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                (30,305,277)             (5,230,852)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                367,727,487             521,385,582
     Net asset value of shares issued for
        reinvestment of dividends                                     27,018,959               5,090,062
     Cost of shares reacquired                                      (122,341,524)            (15,572,581)
--------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                                      272,404,922             510,903,063
--------------------------------------------------------------------------------------------------------
Increase in Net Assets                                               346,678,449             513,056,543
NET ASSETS:
     Beginning of year                                               513,056,543                      --
--------------------------------------------------------------------------------------------------------
     End of year*                                                   $859,734,992            $513,056,543
========================================================================================================
* Includes undistributed net investment income of:                      $233,268                 $59,723
========================================================================================================

(a) For the period from June 30, 1995 (inception date) to December 31, 1995.


                        See Notes to Financial Statements

--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                              15

================================================================================
 Notes to Financial Statements
================================================================================


1.  Significant Accounting Policies

The Smith Barney Managed Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and four other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Special Equities Fund, Smith Barney Investment Grade Bond Fund and Smith Barney Growth Opportunity Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement
    and Other Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFM a management fee calculated at an annual rate of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended December 31, 1996 SB received brokerage commissions of $166,656 and sales charges of approximately $1.7 million on sales of the Portfolio's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares, have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.


--------------------------------------------------------------------------------
16                                            1996 Annual Report to Shareholders

================================================================================
 Notes to Financial Statements (continued)
================================================================================

For the year ended December 31, 1996, CDSCs paid to SB were:

                              Class A      Class B      Class C
===============================================================
CDSCs                         $10,000    $1,112,000     $27,000
===============================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 1996, total Distribution Plan fees incurred were:

                              Class A      Class B      Class C
===============================================================
Distribution Plan Fees     $495,536      $4,099,207    $566,809
===============================================================

All officers and one Director of the Fund are employees of SB.

3.  Investments

During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


===============================================================
Purchases                                          $462,881,733
---------------------------------------------------------------
Sales                                               200,768,011
===============================================================


At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:


===============================================================
Gross unrealized appreciation                      $107,050,427*
Gross unrealized depreciation                       (27,156,412)*
---------------------------------------------------------------
Net unrealized appreciation                        $ 79,894,015*
===============================================================
*Substantially the same for Federal income tax purposes.

4.  Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

As of December 31, 1996, the Portfolio had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index option is exercised, settlement is made in cash. The risk associated with purchasing options for hedging purpos-

--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                              17

================================================================================
 Notes to Financial Statements
================================================================================

es. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 1996, the Portfolio did not write any call or put options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

As of December 31, 1996, the Portfolio had no open futures contracts.

7.  Capital Shares

At December 31, 1996, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 1996, total paid-in capital amounted to the following for each class:

                                                       Amount
===============================================================
Class A                                            $197,462,295
---------------------------------------------------------------
Class B                                             440,669,408
---------------------------------------------------------------
Class C                                              62,057,471
---------------------------------------------------------------
Class Y                                              62,802,295
---------------------------------------------------------------
Class Z                                              20,316,516
===============================================================


--------------------------------------------------------------------------------
18                                            1996 Annual Report to Shareholders

================================================================================
 Notes to Financial Statements
================================================================================

Transactions in shares of each class were as follows:

                                                            Year Ended                                     Year Ended
                                                        December 31, 1996*                             December 31, 1995**
                                                  -------------------------------                -------------------------------
                                                 Shares                  Amount                 Shares                  Amount
==================================================================================================================================
Class A
Shares sold                                      6,547,295              $ 83,402,855            13,774,175            $164,959,840
Shares issued on reinvestment                      652,504                 8,491,496               162,519               1,955,093
Shares redeemed                                 (4,228,289)              (54,332,568)             (591,022)             (7,014,421)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     2,971,510              $ 37,561,783            13,345,672            $159,900,512
==================================================================================================================================
Class B
Shares sold                                     14,235,807              $180,384,752            25,291,425            $302,851,281
Shares issued on reinvestment                    1,200,715                15,429,195               219,534               2,640,980
Shares redeemed                                 (4,233,215)              (54,002,913)             (562,757)             (6,633,887)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                    11,203,307              $141,811,034            24,948,202            $298,858,374
==================================================================================================================================
Class C
Shares sold                                      2,445,713              $ 31,099,403             3,667,471            $ 43,872,257
Shares issued on reinvestment                      168,277                 2,164,043                31,113                 374,292
Shares redeemed                                 (1,054,014)              (13,533,051)             (162,481)             (1,919,473)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,559,976              $ 19,730,395             3,536,103            $ 42,327,076
==================================================================================================================================
Class Y
Shares sold                                      4,876,088              $ 62,802,295                    --                      --
Shares issued on reinvestment                           --                        --                    --                      --
Shares redeemed                                         --                        --                    --                      --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     4,876,088              $ 62,802,295                    --                      --
==================================================================================================================================
Class Z
Shares sold                                        790,471              $ 10,038,182               824,984             $ 9,702,204
Shares issued on reinvestment                       71,480                   934,225                 9,950                 119,697
Shares redeemed                                    (36,475)                 (472,992)                 (407)                 (4,800)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       825,476              $ 10,499,415               834,527             $ 9,817,101
==================================================================================================================================

* For Class Y shares, transactions are for the period from January 31, 1996 (inception date) to December 31, 1996.
** For Class A, B and C shares, transactions are for the period from June 30, 1995 (inception date) to December 31, 1995. For Class Z shares, transactions are for the period from October 2, 1995 (inception date) to December 31, 1995.

--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                              19

================================================================================
 Financial Highlights
================================================================================


For a share of beneficial interest outstanding throughout each year:

                                                                         Class A Shares                     Class B Shares
                                                                   ---------------------------          ----------------------
                                                                    1996(1)         1995(1)(2)         1996(1)         1995(1)(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                    $12.03           $12.00            $12.02           $12.00
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income                                                0.10             0.16              0.01             0.11
   Net realized and unrealized gain                                     1.84             0.02              1.84             0.02
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                            1.94             0.18              1.85             0.13
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                               (0.09)           (0.15)           ---               (0.11)
   Net realized gains                                                  (0.46)          ---                (0.46)          ---
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                    (0.55)           (0.15)            (0.46)           (0.11)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                          $13.42           $12.03            $13.41           $12.02
Total Return                                                           16.33%            1.53%++          15.55%            1.16%++
Net Assets, End of Year (000s)                                   $218,927         $160,487          $484,673         $300,000
Ratios to Average Net Assets:
   Expenses                                                             1.27%            1.19%+            2.03%            1.94%+
   Net investment income                                                0.84             2.74+             0.08             1.99+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                34%               6%               34%               6%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions                                         $0.06            $0.06             $0.06            $0.06
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.

(2)  For the period from June 30, 1995 (inception date) to December 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
20                                            1996 Annual Report to Shareholders

================================================================================
 Financial Highlights (continued)
================================================================================


For a share of beneficial interest outstanding throughout each year:

                                                                                                                          Class Y
                                                                                 Class C Shares                           Shares
                                                                                 ---------------                         --------
                                                                               1996(1)     1995(1)(2)                   1996(1)(3)
====================================================================================================================================

Net Asset Value, Beginning of Year                                              $12.03         $12.00                      $12.21
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income                                                          0.00*          0.11                        0.12
   Net realized and unrealized gain                                               1.84           0.03                        1.69
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                                      1.84           0.14                        1.81
Less Distributions From:
   Net investment income                                                          ---           (0.11)                      (0.13)
   Net realized gains                                                            (0.46)          ---                        (0.46)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                              (0.46)         (0.11)                      (0.59)
Net Asset Value, End of Year                                                    $13.41         $12.03                      $13.43
Total Return                                                                     15.45%          1.16%++                    14.97%++

Net Assets, End of Year (000s)                                                 $68,340        $42,530                     $65,499
Ratios to Average Net Assets:
   Expenses                                                                       2.03%          1.91%+                      0.92%+
   Net investment income                                                          0.08           2.02+                       1.12+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                             34%             6%                         34%
Average commissions per share
   paid on equity transactions                                                   $0.06          $0.06                       $0.06
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.

(2)  For the period from June 30, 1995 (inception date) to December 31, 1995.

(3)  For the period from January 31, 1996 (inception date) to December 31, 1996.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                              21

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of beneficial interest outstanding throughout each year:

Class Z Shares                                                                                1996(1)               1995(1)(2)
===========================================================================================================================
Net Asset Value, Beginning of Year                                                            $12.03                 $11.83
---------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                                                        0.15                   0.04
   Net realized and unrealized gain                                                             1.84                   0.32
---------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                                    1.99                   0.36
Less Distributions From:
   Net investment income                                                                       (0.13)                 (0.16)
   Net realized gains                                                                          (0.46)                   ---
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                            (0.59)                 (0.16)
Net Asset Value, End of Year                                                                  $13.43                 $12.03
Total Return                                                                                   16.69%                  3.06%++
Net Assets, End of Year (000s)                                                               $22,296                $10,040
Ratios to Average Net Assets:
   Expenses                                                                                     0.97%                  0.90%+
   Net investment income                                                                        1.12                   2.30+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                        34%                        6%
Average commissions per share
   paid on equity transactions                                                                 $0.06                  $0.06
===========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.

(2)  For the period from October 2, 1995 (inception date) to December 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
22                                            1996 Annual Report to Shareholders

================================================================================
 Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Managed Growth Fund of Smith Barney Investment Funds Inc. as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from June 30, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Managed Growth Fund of Smith Barney Investment Funds Inc. as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from June 30, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP



New York, New York
February 11, 1997



--------------------------------------------------------------------------------
Smith Barney Managed Growth Fund                                              23

================================================================================
 Tax Information (unaudited)
================================================================================

A total of 28.26% of the ordinary income dividends paid by the Portfolio have qualified for the dividends received deduction available to corporate taxpayers.















--------------------------------------------------------------------------------
24                                            1996 Annual Report to Shareholders

Smith Barney
Managed Growth Fund

Directors
Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Ken Miller
John F. White


Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Douglas Johnson
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Manager
Smith Barney Mutual Funds Management Inc.


Distibutor
Smith Barney Inc.


Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Managed Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.



SMITH BARNEY
------------
 A member of Travelers Group[LOGO]



Smith Barney Managed Growth Fund
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013



FD01070   2/97